As filed with the Securities and Exchange Commission on October 30, 1995


                                        Securities Act Registration No. 33-33477
                                Investment Company Act Registration No. 811-6047

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]
                         Pre-Effective Amendment No.                        [ ]

                         Post-Effective Amendment No. 9                     [x]

                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                     [x]

                                Amendment No. 10                            [x]

                        (Check appropriate box or boxes)

                           --------------------------

                       PRUDENTIAL MULTI-SECTOR FUND, INC.
               (Exact name of registrant as specified in charter)

                                ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292

               (Address of Principal Executive Offices) (Zip Code)

                           --------------------------

       Registrant's Telephone Number, Including Area Code: (212) 214-1250
                               S. Jane Rose, Esq.
                                One Seaport Plaza
                            New York, New York 10292
                     (Name and Address of Agent for Service)

                           --------------------------

                                    Copy to:
                              Paul H. Dykstra, Esq.
                            Gardner, Carton & Douglas
                                  Quaker Tower
                             321 North Clark Street
                          Chicago, Illinois 60610-4795

Approximate date of public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b)


     [ ]  on (date) pursuant to paragraph (b)
     [ ]  60 (days) after filing pursuant to paragraph (a)(1)
     [x|  on January 2, 1996 pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)


     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of Common Stock, par value $.001 per share. The Registrant filed a notice under such Rule for its fiscal year ended April 30, 1995 on or about June 29, 1995.

================================================================================


                              CROSS REFERENCE SHEET
                            (as required by Rule 495)

N-1A Item No.                                                                   Location
-------------                                                                   --------
Part A

Item  1.   Cover Page......................................................     Cover Page

Item  2.   Synopsis........................................................     Fund Expenses

Item  3.   Condensed Financial Information.................................     Fund Expenses; Financial Highlights;
                                                                                How the Fund Calculates Performance

Item  4.   General Description of Registrant...............................     Cover Page; Fund Highlights; How the
                                                                                Fund Invests; General Information

Item  5.   Management of Fund..............................................     Financial Highlights; How the Fund is Managed;
                                                                                General Information

Item  6.   Capital Stock and Other Securities..............................     Taxes, Dividends and Distributions;
                                                                                General Information

Item  7.   Purchase of Securities Being Offered............................     Shareholder Guide; How the Fund
                                                                                Values Its Shares

Item  8.   Redemption or Repurchase........................................     Shareholder Guide; How the Fund Values its
                                                                                Shares; General Information

Item  9.   Pending Legal Proceedings.......................................     Not Applicable

Part B

Item 10.   Cover Page......................................................     Cover Page

Item 11.   Table of Contents...............................................     Table of Contents

Item 12.   General Information and History.................................     General Information

Item 13.   Investment Objectives and Policies..............................     Investment Objective and Policies;
                                                                                Investment Restrictions

Item 14.   Management of the Fund..........................................     Directors and Officers; Manager; Distributor

Item 15.   Control Persons and Principal Holders of Securities.............     Not Applicable

Item 16.   Investment Advisory and Other Services..........................     Manager; Distributor; Custodian, Transfer and
                                                                                Dividend Disbursing Agent and Independent
                                                                                Accountants

Item 17.   Brokerage Allocation and Other Practices........................     Portfolio Transactions and Brokerage

Item 18.   Capital Stock and Other Securities..............................     Not Applicable

Item 19.   Purchase, Redemption and Pricing of Securities Being Offered....     Purchase and Redemption of Fund Shares; Shareholder
                                                                                Investment Account

Item 20.   Tax Status......................................................     Taxes

Item 21.   Underwriters....................................................     Distributor

Item 22.   Calculation of Performance Data.................................     Performance Information

Item 23.   Financial Statements............................................     Financial Statements


Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Prudential Multi-Sector Fund, Inc.

                                 Class Z Shares

--------------------------------------------------------------------------------

Prospectus dated January 2, 1996

--------------------------------------------------------------------------------

Prudential Multi-Sector Fund, Inc. (the Fund) is an open-end, diversified, management investment company whose primary investment objective is long-term growth of capital. The Fund seeks to achieve this objective by focusing its investments in domestic and foreign securities, primarily equity securities, of companies in the economic sectors described in the Appendix to the attached Prospectus. The investment adviser expects to make significant shifts in the Fund's investments among those sectors that the investment adviser believes may benefit from economic, demographic or other changes in the 1990's and into the 21st century. Current income is a secondary objective. The Fund's portfolio is aggressively managed and therefore an investment in the Fund should not be considered to be a complete investment program. The Fund may engage in short-selling and short-term trading and may utilize derivatives. These techniques may be considered speculative and may result in higher risks and costs to the Fund. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

Class Z shares are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities Incorporated (the PSI 401(k) Plan or the Plan). Only Class Z shares are offered through this Prospectus. The Fund also offers Class A, Class B and Class C shares through the attached Prospectus dated June 30, 1995 (the Retail Class Prospectus), which is a part hereof.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated June 30, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                                  FUND EXPENSES

--------------------------------------------------------------------------------
                                                                 Class Z Shares
                                                                 --------------
Shareholder Transaction Expenses
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price).........................      None
  Maximum Sales Load or Deferred Sales Load Imposed on
    Reinvested Dividends........................................      None
  Deferred Sales Load (as a percentage of original purchase
     price or redemption proceeds, whichever is lower)..........      None
  Redemption Fees...............................................      None
  Exchange Fee..................................................      None

                                                                 Class Z Shares*
                                                                 ---------------
Annual Fund Operating Expenses
 (as a percentage of average net assets)
  Management Fees...............................................     .625%
  12b-1 Fees....................................................      None
  Other Expenses................................................     .540%
                                                                    -----
  Total Fund Operating Expenses.................................    1.165%
                                                                    =====

                                                   1        3        5      10
Example                                           year    years    years   years
-------                                           ----    -----    -----   -----
You would pay the following expenses on a
  $1,000 investment, assuming:
    (1) 5% annual return and (2) redemption at
        the end of each time period:
          Class Z*..............................  $12      $37      $64     $141

The above example is based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended April 30, 1995. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in Class Z shares of the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

---------------
* Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended April 30, 1995.
--------------------------------------------------------------------------------

     THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND IS
MANAGED--DISTRIBUTOR" IN THE RETAIL CLASS PROSPECTUS:

          Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund.

     THE FOLLOWING INFORMATION SUPPLEMENTS "HOW THE FUND VALUES ITS SHARES" IN THE RETAIL CLASS PROSPECTUS:

          The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related accrual differential among the classes.

     THE FOLLOWING INFORMATION SUPPLEMENTS "TAXES, DIVIDENDS AND
DISTRIBUTIONS--TAXATION OF SHAREHOLDERS" IN THE RETAIL CLASS PROSPECTUS:

          As a qualified plan, the PSI 401(k) Plan generally pays no federal income tax. Individual participants in the Plan should consult the Plan documents and their own tax advisers for information on the tax consequences associated with participating in the PSI 401(k) Plan.

          The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.

     THE FOLLOWING INFORMATION REPLACES THE INFORMATION UNDER "SHAREHOLDER GUIDE--HOW TO BUY SHARES OF THE FUND" AND "SHAREHOLDER GUIDE--HOW TO SELL YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:

          Class Z shares of the Fund are offered exclusively for sale to the Trustee of the PSI 401(k) Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at NAV without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases through the Plan will be for Class Z shares. Individual Plan participants should consult Plan documents for a description of the procedures and limitations applicable to the making or changing of investment choices. Copies of the Plan documents are available from the Prudential Securities Benefits Department at One Seaport Plaza, 33rd Floor, New York, New York 10292 or by calling (212) 214-7194.

          The average net asset value per share at which shares of the Fund are purchased or redeemed by the Plan for the accounts of individual plan participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.

     THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER GUIDE--HOW TO EXCHANGE YOUR SHARES" IN THE RETAIL CLASS PROSPECTUS:

         Effective as of the date of this Prospectus, Class A shares held through the PSI 401(k) Plan on behalf of participants will be automatically exchanged at relative net asset value for Class Z shares. You should contact the Prudential Securities Benefits Department about how to exchange your Class Z shares. See "How to Buy Shares of the Fund" above.

     THE INFORMATION ABOVE ALSO SUPPLEMENTS THE INFORMATION UNDER "FUND HIGHLIGHTS" IN THE RETAIL CLASS PROSPECTUS AS APPROPRIATE.

                    PRUDENTIAL MULTI-SECTOR FUND, INC.
              Supplement dated January 2, 1996 to Prospectus dated
                                  June 30, 1995

     THE FOLLOWING INFORMATION SUPPLEMENTS "GENERAL INFORMATION--DESCRIPTION OF COMMON STOCK" IN THE PROSPECTUS:

     The Fund is authorized to offer two billion shares of common stock, $.001 par value per share, divided equally into four classes of shares, designated Class A, Class B, Class C and Class Z shares. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any distribution and/or service fee), (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.

     THE FOLLOWING INFORMATION FOR THE CLASS Z SHARES SUPPLEMENTS "HOW THE FUND CALCULATES PERFORMANCE" IN THE PROSPECTUS:

          The Fund will include performance data for each class of shares offered through the Prospectus in any advertisement or information including performance data of the Fund.

                       PRUDENTIAL MULTI-SECTOR FUND, INC.
                       Supplement dated January 2, 1996 to
                    Statement of Additional Information dated
                                  June 30, 1995

     THE FOLLOWING INFORMATION SUPPLEMENTS "DIRECTORS AND OFFICERS" IN THE STATEMENT OF ADDITIONAL INFORMATION:

     As of October 13, 1995, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

     As of October 13, 1995, Prudential Securities was the record holder for other beneficial owners of 8,217,793 Class A shares (or 52% of the outstanding Class A shares), 14,817,556 Class B shares (or 83% of the outstanding Class
B shares) and 348,434 Class C shares (or 90% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

     As of October 13, 1995, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock were:
Foundation For Jewish Philan, James Stovroff Annuity TR, DTD 12/29/94, Attn:
P. Fleischmann, 787 Delaware Ave., Buffalo, NY 14209-2005, who held 20,833 Class C shares of the Fund (5.9%); Foundation For Jewish Philan, Haskell Stovroff Annuity TR, DTD 12/29/94, Attn: P. Fleischmann, 787 Delaware Ave, Buffalo, NY 14209-2005, who held 20,833 Class C shares of the Fund (5.9%); and Buck Anderson, Dick Holland CO-TTEES, Anderson Grain Corp. PFT SH & 401K, P.O. Box 1117, Levelland TX 79336-1117 who held 32,471 Class C shares of the Fund (9.3%).

     THE FOLLOWING INFORMATION SUPPLEMENTS "DISTRIBUTOR" IN THE STATEMENT OF ADDITIONAL INFORMATION:

     Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund.

     THE FOLLOWING INFORMATION SUPPLEMENTS "PURCHASE AND REDEMPTION OF FUND SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION:

     Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities (the PSI 401(k) Plan). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

     Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales or redemption charge or any distribution and/or service fee), (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interest of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively to the Trustee of the PSI 401(k) Plan. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

Specimen Price Make-up

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z** shares are sold at net asset value. Using the Fund's net asset value at April 30, 1995, the maximum offering price of the Fund's shares is as follows:

Class A
Net asset value and redemption price per Class A share..............     $13.45
Maximum sales charge (5% of the offering price).....................        .71
                                                                         ------
Offering price to public............................................     $14.16
                                                                         ======

Class B
Net asset value, offering price and redemption price
  per Class B share*................................................     $13.29
                                                                         ======

Class C
Net asset value, offering price and redemption price per
  Class C share*....................................................     $13.29
                                                                         ======

Class Z
Net asset value, offering price and redemption price per
  Class Z share**...................................................     $13.29
                                                                         ======

---------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

**  Class Z shares did not exist prior to January 2, 1996.

     The following information supplements "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information:

     Class Z. Class Z shares may be exchanged for Class Z shares of the funds listed below which participate in the PSI 401(k) Plan. No fee or sales load will be imposed upon the exchange.

        Prudential Allocation Fund
          (Balanced Portfolio)
        Prudential Equity Income Fund
        Prudential Equity Fund, Inc.
        Prudential Global Fund, Inc.
        Prudential Government Income Fund, Inc.
        Prudential Government Securities Trust
          (Money Market Series)
        Prudential Growth Opportunity Fund, Inc.
        Prudential High Yield Fund, Inc.
        Prudential MoneyMart Assets, Inc.
        Prudential Pacific Growth Fund, Inc.
        Prudential Utility Fund, Inc.

     The following information supplements "Performance Information" in the Statement of Additional Information:

     Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

     Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

     Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares.

Prudential Multi-Sector Fund, Inc.

--------------------------------------------------------------------------------

Prospectus dated June 30, 1995
--------------------------------------------------------------------------------

Prudential Multi-Sector Fund, Inc. (the Fund) is an open-end, diversified, management investment company whose primary investment objective is long-term growth of capital. The Fund seeks to achieve this objective by focusing its investments in domestic and foreign securities, primarily equity securities, of companies in the economic sectors described in the Appendix to this Prospectus. The investment adviser expects to make significant shifts in the Fund's investments among those sectors that the investment adviser believes may benefit from economic, demographic or other changes in the 1990's and into the 21st century. Current income is a secondary objective. The Fund's portfolio is aggressively managed and therefore an investment in the Fund should not be considered to be a complete investment program. The Fund may engage in short-selling and short-term trading and may utilize derivatives. These techniques may be considered speculative and may result in higher risks and costs to the Fund. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated June 30, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------
Investors are advised to read this Prospectus and retain it for future reference.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

     The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

What is Prudential Multi-Sector Fund, Inc.?


     Prudential Multi-Sector Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.


What is the Fund's Investment Objective?


     The Fund's primary investment objective is long-term growth of capital. It seeks to achieve this objective by focusing its investments in domestic and foreign securities, primarily equity securities, of companies in the economic sectors described in the Appendix to this Prospectus. Current income is a secondary objective. There can be no assurance that the Fund's objectives will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

Risk Factors and Special Characteristics

     The Fund may focus its investments in certain economic sectors, thereby increasing its vulnerability to single economic, political or regulatory developments. The Fund may also engage in short-selling and short-term trading, both techniques which may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Investment Objective and Policies" at page 8. The Fund may also engage in various hedging and income enhancement strategies, including utilizing derivatives. See "How the Fund Invests--Hedging Strategies--Risks of Hedging Strategies" at page 13.

     The Fund may invest in foreign securities without limit. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in securities of domestic companies. See "How the Fund Invests Investment Objective and Policies--Risks of Investing in Foreign Securities" at page 10.

     The Fund is permitted to invest up to 30% of its total assets in fixed-income securities rated Baa or lower by Moody's Investors Service or BBB or lower by Standard & Poor's Ratings Group or in non-rated fixed-income securities of comparable quality. Securities rated lower than Baa or BBB, commonly known as "junk bonds," may be considered speculative and are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations as well as price volatility. See "How the Fund Invests-- Investment Objective and Policies--Risks of Investing in High Yield Securities" at page 9.


Who Manages the Fund?


     Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .65 of 1% of the Fund's average daily net assets. For the fiscal year ending April 30, 1996, the Manager has agreed to limit its fee to .625 of 1% of the first $500 million of the Fund's average daily net assets, .55 of 1% of the next $500 million of the Fund's average daily net assets and .50 of 1% of the Fund's average daily net assets in excess of $1 billion. As of May 31, 1995, PMF served as manager or administrator to 69 investment companies, including 39 mutual funds, with aggregate assets of approximately $49 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. PIC has entered into a consulting arrangement with Greg A. Smith, pursuant to which Mr. Smith makes recommendations to PIC with respect to the Fund's allocation of assets. See "How the Fund is Managed--Manager" at page 16.

Who Distributes the Fund's Shares?


     Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Fund's Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .25 of 1% of the average daily net assets of the Class A shares.

     Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class B and Class C shares and is paid an annual distribution and service fee at the rate of 1% of the average daily net assets of each of the Class B and Class C shares.

     See "How the Fund is Managed--Distributor" at page 17.


What is the Minimum Investment?


     The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 24 and "Shareholder Guide--Shareholder Services" at page 32.

How Do I Purchase Shares?

     You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 24.


What Are My Purchase Alternatives?

     The Fund offers three classes of shares:

     o Class A Shares:     Sold with an initial sales charge of up to 5% of the
                           offering price.

     o Class B Shares:     Sold without an initial sales charge but are subject
                           to a contingent deferred sales charge or CDSC
                           (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than
                           Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     o Class C Shares:     Sold without an initial sales charge and, for one
                           year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.


     See "Shareholder Guide--Alternative Purchase Plan" at page 25.


How Do I Sell My Shares?


     You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 27.


How Are Dividends and Distributions Paid?


     The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 21.

                                 FUND EXPENSES


Shareholder Transaction Expenses<F1>                 Class A Shares       Class B Shares           Class C Shares
                                                     --------------       --------------           --------------
  Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price) ..........          5%                  None                    None
  Maximum Sales Load or Deferred Sales Load
    Imposed on Reinvested Dividends ..............         None                 None                    None
  Deferred Sales Load (as a percentage of
    original purchase price or redemption
    proceeds, whichever is lower) ................         None       5% during the first year,          1% on
                                                                     decreasing by 1% annually to     redemptions
                                                                      1% in the fifth and sixth     made within one
                                                                       years and 0% the seventh    year of purchase
                                                                                 year*
  Redemption Fees ................................         None                  None                   None
  Exchange Fee ...................................         None                  None                   None


Annual Fund Operating Expenses
(as a percentage of average net assets)              Class A Shares     Class B Shares       Class C Shares**
                                                     --------------     --------------       ----------------

  Management Fees<F3> ............................         .625%              .625%                 .625%
  12b-1 Fees .....................................         .25<F2>           1.00                  1.00
  Other Expenses .................................         .54                .54                   .54
  Total Fund Operating Expenses ..................        1.415%             2.165%                2.165%



                                                1         3       5       10
Example                                       year      years   years    years
                                              ----      -----   -----    -----
You would pay the following expenses on a
  $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:

    Class A .............................      $64      $93     $124     $211
    Class B .............................      $72      $98     $126     $222
    Class C** ...........................      $32      $68     $116     $250


You would pay the following expenses on the same investment, assuming no redemption:


    Class A .............................      $64      $93     $124     $211
    Class B .............................      $22      $68     $116     $222
    Class C** ...........................      $22      $68     $116     $250

The above example is based on restated data for the Fund's fiscal year ended
April 30, 1995. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.

--------------
*    Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion--Feature
     Class B Shares."


** Estimated based on expenses expected to have been incurred if Class C shares had been in existence during the entire fiscal year ended April 30, 1995.

<F1> Pursuant to rules of the National Association of Securities Dealers, Inc.,
     the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

<F2> Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to the Class A shares of the Fund to no more than .25 of 1% of the average daily net asset value of the Class A shares for the fiscal year ending April 30, 1996. Total Fund Operating Expenses of Class A shares without such limitation would be 1.465%. See "How the Fund is Managed--Distributor."

<F3> Although the Management Agreement provides that the Fund will pay a management fee of .65 of 1% per annum of the average daily net assets of the Fund, the Manager has agreed to limit its management fee to no more than .625 of 1% of the first $500 million of the average daily net assets of the Fund, .55 of 1% of the next $500 million and .50 of 1% thereafter for the fiscal year ending April 30, 1996.


                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the indicated periods)
                                (Class A Shares)


     The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements.


                                                                        Class A
                                                    -----------------------------------------------------
                                                                                                  June 29,
                                                                                                   1990<F1>
                                                                 Year Ended April 30,             Through
                                                    ------------------------------------------    April 30,
                                                     1995<F2>    1994        1993        1992       1991
                                                    -------     -------    -------     -------    -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........    $ 13.21     $ 13.19    $ 12.51     $ 12.10    $ 11.37
                                                    -------     -------    -------     -------    -------
Income from investment operations

Net investment income ..........................        .09         .18        .30         .23        .40
Net realized and unrealized gain on
  investments and foreign currency
  transactions .................................       1.44        1.64       1.47         .50        .59
                                                    -------     -------    -------     -------    -------
    Total from investment operations ...........       1.53        1.82       1.77         .73        .99
                                                    -------     -------    -------     -------    -------

Less distributions

Dividends from net investment income ...........         --        (.21)      (.30)       (.30)      (.26)
Distributions from net capital and
  currency gains ...............................      (1.29)      (1.59)      (.79)       (.02)       --
                                                    -------     -------    -------     -------    -------
  Total distributions ..........................      (1.29)      (1.80)     (1.09)       (.32)      (.26)
                                                    -------     -------    -------     -------    -------
Net asset value, end of period .................    $ 13.45     $ 13.21    $ 13.19     $ 12.51    $ 12.10
                                                    =======     =======    =======     =======    =======

TOTAL RETURN**: ................................      12.15%      14.16%     15.14%       6.16%     17.64%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000) ................    $76,035     $53,237    $43,390     $52,625    $59,085
Average net assets (000) .......................    $59,316     $49,840    $46,890     $57,403    $55,545
Ratios to average net assets:
  Expenses, including distribution fees ........       1.44%       1.30%      1.28%       1.29%      1.35%*
  Expenses, excluding distribution fees ........       1.19%       1.08%      1.08%       1.09%      1.15%*
  Net investment income ........................        .68%       1.15%      2.44%       1.83%      4.28%*
Portfolio turnover rate ........................        122%        110%       209%        147%       253%

----------------------

<F1> Commencement of investment operations.

<F2> Calculated based upon weighted average shares outstanding during the year.

*    Annualized.
** Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                                       5

                              FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the indicated periods)
                                (Class B Shares)


     The following financial highlights for the five years ended April 30, 1995 have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements.



                                                                            Class B
                                                    -----------------------------------------------------
                                                                                                  June 29,
                                                                                                   1990<F1>
                                                                 Year Ended April 30,             Through
                                                    -----------------------------------------    April 30,
                                                     1995<F2>     1994       1993        1992       1991
                                                    -------     -------    -------     -------    -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........   $  13.16    $  13.15    $ 12.47    $  12.06    $ 11.37
                                                    -------     -------    -------     -------    -------
Income from investment operations

Net investment income ..........................       (.01)        .07        .19         .13        .32
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions ........................       1.43        1.63       1.47         .51        .59
                                                    -------     -------    -------     -------    -------
  Total from investment operations .............       1.42        1.70       1.66         .64        .91
                                                    -------     -------    -------     -------    -------
Less distributions

Dividends from net investment income ...........        --         (.10)      (.19)       (.21)      (.22)
Distributions from net capital and
  currency gains ...............................      (1.29)      (1.59)      (.79)       (.02)       --
                                                    -------     -------    -------     -------    -------
  Total distributions ..........................      (1.29)      (1.69)      (.98)       (.23)      (.22)
                                                    -------     -------    -------     -------    -------
Net asset value, end of period .................   $  13.29    $  13.16    $ 13.15    $  12.47    $ 12.06
                                                   ========    ========    =======    ========    =======
TOTAL RETURN**: ................................      11.31%      13.22%     14.13%       5.39%     16.14%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000) ................   $185,474    $128,098    $92,921    $108,276    $99,537
Average net assets (000) .......................   $153,209    $108,981    $99,072    $108,510    $82,890

Ratios to average net assets:

 Expenses, including distribution fees .........       2.19%       2.08%      2.08%       2.09%      2.15%*
 Expenses, excluding distribution fees .........       1.19%       1.08%      1.08%       1.09%      1.15%*
 Net investment income (loss) ..................       (.07)%       .35%      1.64%       1.03%      3.39%*
Portfolio turnover rate ........................        122%        110%       209%        147%       253%

-------------

<F1> Commencement of investment operations.

<F2> Calculated based upon weighted average shares outstanding during the year.

*    Annualized.

** Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on thelast day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
           (for a share outstanding throughout the indicated period)
                                (Class C Shares)

     The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements.


                                                                  Class C
                                                              August 1, 1994<F1>
                                                                  Through
                                                              April 30, 1995<F2>
                                                              ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................      $13.74
                                                                  ------
Income from investment operations
Net investment income ......................................         --
                                                                  ------
Net realized and unrealized gain on investments
  and foreign currency transactions ........................         .84
                                                                  ------
    Total from investment operations .......................         .84
                                                                  ------
Less distributions
Dividends from net investment income .......................          --
Distributions from net capital and currency gains ..........       (1.29)
                                                                  ------
    Total distributions ....................................       (1.29)
                                                                  ------
Net asset value, end of period .............................      $13.29
                                                                  ======
TOTAL RETURN**: ............................................        6.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ............................      $3,587
Average net assets (000) ...................................      $1,653
Ratios to average net assets:<F4>
  Expenses, including distribution fees ....................        2.37%*
  Expenses, excluding distribution fees ....................        1.37%*
  Net investment income ....................................         .03%*
Portfolio turnover rate ....................................          122%

-----------

<F1> Commencement of offering of Class C shares.

<F2> Calculated based upon weighted average shares outstanding during the period.

*    Annualized.

** Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

<F4> Since the Fund did not commence a public offering of Class C shares until
     August 1, 1994, historical expenses and ratios of expenses to average net assets of Class A and Class B shares are not necessarily indicative of future expenses and related ratios of Class C shares.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES



     The primary investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve this objective by focusing its investments in domestic and foreign securities, primarily equity securities, of companies in the economic sectors described in "Description of Economic Sectors" in the Appendix to this Prospectus. The investment adviser expects to make significant shifts in the Fund's investments among those sectors that the investment adviser believes may benefit from economic, demographic or other changes in the 1990's and into the 21st century. Current income is a secondary objective. There can be no assurance that these objectives will be achieved. See "Investment Objective and Policies" in the Statement of Additional Information.

     The Fund's investment objective is a fundamental policy and, therefore, may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the Investment Company Act). Fund policies that are not fundamental may be modified by the Board of Directors.

     Through analyzing economic, demographic and other trends, such as the aging of the general population, shifts in population growth that may enhance the economic potential of regions such as the Pacific Northwest, the globalization of American businesses and increased foreign competition, the investment adviser will identify companies whose products and services appear to respond to the changing environment of the 1990's and beyond. In making portfolio selections, the investment adviser will place particular emphasis on companies that it believes have internal strengths, such as good financial resources, a satisfactory rate of return on capital, a favorable industry position and superior management. Companies with these characteristics are considered to have favorable prospects of achieving consistent earnings growth, which in turn may result in long-term capital appreciation.

     In pursuing its investment strategy and in response to changes in the general economy or within particular sectors, the Fund may increase, decrease or eliminate entirely a particular sector's representation in the Fund's portfolio.

Equity Securities

     Under normal circumstances, at least 65% of the Fund's total assets will be invested in equity securities (including domestic and foreign common stocks, convertible debt securities and warrants) of companies in up to seven economic sectors. At no time will any one sector comprise more than 50% of the Fund's total assets nor will 25% or more of the Fund's total assets be concentrated in the securities of companies falling into any one industry or group of industries. Nonetheless, the Fund may be affected to a greater extent by any single economic, political or regulatory development than a mutual fund that does not focus its investments.

     The economic sectors in which the Fund will invest are described in "Description of Economic Sectors" in the Appendix and include autos and housing, basic industry, business services, consumer goods and services, defense and aerospace, energy, environmental, financial services, health care, natural resources, precious metals, public utilities, retailing, technology, and transportation. Each of these sectors consists of several related industries, and a single industry, or a company within an industry, may fall into more than one sector. The Fund's investment adviser will determine the sectors in which particular industries and companies belong on the basis of relevant market and business considerations. Companies will be assigned to sectors based on their principal business activity as reflected by gross revenues. Companies will not be reassigned to other sectors unless their principal business activity changes.


     While the principal investment emphasis will be on common stocks, the Fund also may seek appreciation in other types of equity securities, such as convertible bonds, convertible preferred stocks and warrants to purchase common stock, when relative values make these investments appear attractive either as individual issues or as types of securities in certain economic environments.

Debt Obligations


     Under normal circumstances, the Fund may invest up to 35% of its total assets in U.S. Government securities, foreign government securities and U.S. and foreign corporate debt obligations. The Fund anticipates that, of this total, it will primarily invest in fixed-income securities rated A or better by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P). The Fund may also invest up to 30% of its total assets in fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P or in non-rated fixed-income securities of comparable quality. Subsequent to its purchase by the Fund, a fixed-income obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in its portfolio. Securities rated Baa by Moody's or BBB by S&P have speculative characteristics and changes in economic conditions or other circumstances could lead to a weakened capacity to make principal and interest payments. Securities rated BB or lower by S&P or Ba or lower by Moody's, commonly known as "junk bonds," are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. A description of corporate bond ratings is contained in "Description of Security Ratings" in the Appendix to this Prospectus. The Fund may also invest in unrated fixed-income securities which, in the opinion of the investment adviser, are of a quality comparable to rated securities in which the Fund may invest.


Risks of Investing in High Yield Securities

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity and the market perception of the creditworthiness of the issuer (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. See "Investment Objective and Policies--Risks of Investing in High Yield Securities" in the Statement of Additional Information.

U.S. Government Securities

     The Fund may invest in U.S. Treasury obligations, including bills, notes, bonds and other debt obligations issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities

     The Fund will also invest in obligations which are issued or guaranteed by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Instruments in which the Fund may invest which are not backed by the "full faith and credit" of the United States include obligations issued by the Federal Home Loan Banks, the

Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Resolution Funding Corporation, the Student Loan Marketing Association and the Tennessee Valley Authority, each of which under certain conditions has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. Obligations of FHLMC may include collateralized mortgage obligations (CMOs). The Fund will invest in mortgage-backed securities (e.g., GNMA, FNMA and FHLMC certificates) only to the extent such securities are used as collateral for repurchase agreements entered into by the Fund.


Foreign Government Securities

     The Fund may invest in foreign government securities, including debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, supranational entities and other governmental entities denominated in the currency of a foreign country or in U.S. dollars.

     A supranational entity is an entity constituted by the national governments of several countries to promote economic development, such as the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Foreign government securities also include debt securities denominated in European Currency Units. A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Community.

     The Fund will invest in foreign government securities rated A or better by S&P or Moody's or in non-rated securities of comparable quality in the opinion of the investment adviser. The Fund will invest only in foreign currency denominated government debt securities that are freely convertible into U.S. dollars without legal restriction at the time of purchase.


Risks of Investing in Foreign Securities

     Investment in foreign securities involves additional risks and considerations not typically associated with investing in U.S. Government securities and domestic issuers. Investments in obligations of foreign issuers may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. In addition, there may be less publicly available information about foreign issuers than about domestic issuers and foreign issuers are generally not subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In the event of a default with respect to any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer of such securities. There is no limitation on the amount of the Fund's assets that may be invested in foreign securities.


Money Market Instruments

     When conditions dictate a temporary defensive strategy or during temporary periods of portfolio structuring and restructuring, the Fund may invest in money market instruments without limit. The Fund may invest in high quality money market instruments, including commercial paper of a U.S. or foreign company or foreign government; certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks; and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Commercial paper will be rated, at the time of investment, at least A-2 by S&P or Prime-2 by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's.

HEDGING STRATEGIES

     The Fund may also engage in various portfolio strategies, including purchasing and selling derivatives, to reduce certain risks of its investments and to attempt to enhance return. These strategies include (1) the purchase and writing (i.e., sale) of call options and purchase of put options on stocks and stock indices and (2) the purchase and sale of futures contracts on interest-bearing securities, interest rate indices and stock indices and the purchase and sale of options thereon. The Fund may engage in these transactions on national securities exchanges or, in the case of futures, on commodities exchanges or, in the case of equity and stock index options, in the over-the-counter market. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies. See "Investment Objective and Policies" in the Statement of Additional Information.


Option Transactions

     The Fund may purchase and write (i.e., sell) call options and purchase put options on stocks and stock indices that are traded on national securities exchanges or that are listed on NASDAQ or in the over-the-counter market for hedging purposes, to realize income and to increase capital appreciation.

     A call option is a short-term contract (having a duration of nine months or less) which gives the purchaser, in return for a premium paid, the right to buy the security subject to the option at a specified exercise price at any time during the term of the option. The writer of the call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending on the terms of the option contract, the underlying security to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

     A put option is a similar contract which gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the security subject to the option to the writer of the put at the specified exercise price. The writer of the put, in return for the premium, has the obligation upon exercise of the option, to acquire the security underlying the option at the exercise price. Successful use of stock and index options requires skills different from those needed to select portfolio securities. The investment adviser manages other portfolios that use these techniques.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     The Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs incurred in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market may exist.

     Options on Stock Indices. Options on stock indices are similar to options on equity securities except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right, in return for a premium paid, to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of an index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option.

     Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser manages other portfolios that use options on stock indices.

     So long as shares of the Fund are registered in certain states, the Fund will not purchase (i) put options on stocks not held by the Fund, (ii) put options on indices and (iii) call options on stock or stock indices if, after any such purchase, the total premiums paid for such options would exceed 10% of the Fund's total assets; provided, however, that the Fund may purchase put options on stock held by the Fund if after such purchase the aggregate premiums paid for such options do not exceed 20% of the Fund's total net assets. In addition, the aggregate value of the securities that are the subject of the put options will not exceed 50% of the Fund's net assets. Except for certain limitations under the Internal Revenue Code of 1986 (the Internal Revenue Code), there are no other limitations on the Fund's ability to purchase and write options. See "Taxes" in the Statement of Additional Information.

Forward Foreign Currency Exchange Contracts


     The Fund may enter into forward foreign currency exchange contracts for hedging purposes. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades. See "Investment Objective and Policies--Forward Foreign Currency Exchange Contracts" in the Statement of Additional Information.


     When the Fund invests in foreign securities, the Fund may enter into forward foreign currency exchange contracts in several circumstances to protect the value of its portfolio. The Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter.

Futures Transactions

     The Fund may buy and sell futures contracts on interest-bearing securities, interest rate indices and stock indices (futures contracts) and may buy and write (i.e., sell) options thereon for hedging purposes and, with respect to writing call options on futures contracts, to generate additional income. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. Exchanges and boards of trade may impose daily market price limits for certain futures contracts.


     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator", subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. There are no limitations on the percentage of the Fund which may be hedged, and there are no limitations on the use of assets to cover futures contracts and options thereon, except that the aggregate value of the securities that are the subject of put options will not exceed 50% of the Fund's net assets. See "Taxes" in the Statement of Additional Information.


     The Fund's successful use of futures contracts and options thereon depends upon the investment adviser's ability to predict the direction of the market and of interest rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of the futures contract and the price of the securities being hedged is imperfect, particularly when the composition of the Fund's portfolio diverges from the composition of the relevant index. With respect to interest rate futures contracts, there is a risk that the futures contracts will not correlate with interest rates. In addition, if the Fund purchases futures contracts to hedge against market advances before it can invest in common stock or fixed-income securities in an advantageous manner and the market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. In addition, the ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. The investment adviser manages other portfolios that use futures contracts and options thereon.

     The Fund's ability to enter into futures contracts and options thereon may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.



Risks of Hedging Strategies

     Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject and transaction costs from which no future benefit may be derived absent the use of these strategies. If the investment adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and markets; (2) imperfect correlation between the price of options and stock index futures and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

When-Issued or Delayed Delivery Securities

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments. The Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

Repurchase Agreements


     The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may not be for a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).


Illiquid Securities

     The Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The Fund intends to comply with any applicable state blue sky laws restricting the Fund's investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

Short Selling

     The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of the Fund's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales.

     The Fund also may make short sales "against-the-box," in which the Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. Not more than 25% of the Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales. See "Investment Objective and Policies--Short Sales Against-the-Box" in the Statement of Additional Information.

Borrowing

     The Fund may borrow up to 20% of the value of its total assets (computed at the time the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. Such borrowings shall be made only from banks, unless the Fund receives an order from the SEC to permit borrowings from entities other than banks. The Fund may pledge up to 20% of its total assets to secure such borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." See "Investment Restrictions" in the Statement of Additional Information.

Securities Lending

     The Fund is permitted to lend its portfolio securities. See "Investment Objective and Policies--Lending of Portfolio Securities" in the Statement of Additional Information.

Portfolio Turnover

     The portfolio turnover rate for the Fund is not expected to exceed 200% under normal circumstances. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. High portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objectives, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

     The Fund has a Board of Directors which, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, as set forth below, decides upon matters of general policy. The Fund's Manager conducts and supervises the daily business operations of the Fund. The Fund's Subadviser furnishes daily investment advisory services.


     For the fiscal year ended April 30, 1995, the Fund's expenses as a percentage of average net assets for Class A, Class Bond Class C shares, were 1.44%, 2.19% and 2.37% (annualized), respectively. See "Financial Highlights."


MANAGER

     Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292, is the Manager of the Fund and is compensated for its services at an annual rate of .65 of 1% of the Fund's average daily net assets. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended April 30, 1995, the Fund paid management fees to PMF of .65% of the Fund's average net assets. For the fiscal year ending April 30, 1996, the Manager has agreed to limit its management fee to .625 of 1% of the first $500 million of the Fund's average net assets, .55 of 1% of the next $500 million and .50 of 1% of the Fund's average daily net assets in excess of $1 billion. See "Manager" in the Statement of Additional Information.

     As of May 31, 1995, PMF served as the manager to 39 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 30 closed-end investment companies with aggregate assets of approximately $49 billion.

     Under the Management Agreement with the Fund, PMF manages the investment operations of the Fund and also administers the Fund's corporate affairs. See "Manager" in the Statement of Additional Information.

     Under a Subadvisory Agreement between PMF and The Prudential Investment Corporation (PIC or the Subadviser), PIC furnishes investment advisory services in connection with the management of the Fund and is reimbursed by PMF for its reasonable costs and expenses incurred in providing such services. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

     The current portfolio manager of the Fund is Gregory Goldberg, a Vice President of Prudential Investment Advisors, a unit of PIC. Mr. Goldberg has responsibility for the day-to-day management of the Fund's portfolio. Mr. Goldberg has managed the Fund's portfolio since March 1994. Mr. Goldberg was previously employed by Daiwa International Capital Management (January 1988-December 1993) as a portfolio manager for institutional clients. Prior thereto, he was employed by Industrial Bank of Japan (October 1986-January
1988). Mr. Goldberg joined PIC on January 11, 1994.


     The Fund's Subadviser has entered into a consulting arrangement with Greg
A. Smith, pursuant to which Mr. Smith makes recommendations to PIC with respect to the Fund's allocation of assets. Mr. Smith is a consultant to Prudential Securities Incorporated, an affiliate of both the Subadviser and the Fund, and the President of Greg A. Smith Asset Management Corporation, a registered investment adviser. Mr. Smith is a consultant to PIC with respect to the allocation of assets for Prudential Allocation Fund (Strategy Portfolio). Mr. Smith is recognized in the financial community as a leading asset allocation strategist. Since 1983, he has been named by Institutional Investor magazine as a member of its All-America Research Team.


     PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

DISTRIBUTOR

     Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of the Class A shares of the Fund. It is a wholly-owned subsidiary of PMF.

     Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, is a corporation organized under the laws of the State of Delaware and serves as the distributor of the Class B and Class C shares of the Fund. It is an indirect, wholly-owned subsidiary of Prudential.

     Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) incur the expenses of distributing the Fund's Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


     Under the Class A Plan, the Fund may pay PMFD for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending April 30, 1996.


     Under the Class B and Class C Plans, the Fund pays Prudential Securities for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares, and
(ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

     For the fiscal year ended April 30, 1995, the Fund paid distribution expenses of .25 of 1%, 1.00% and 1.00% (annualized) of the average daily net assets of the Class A , Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.

     Distribution expenses attributable to the sale of shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocated to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


     Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


     The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

     Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

     In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

     For more detailed information concerning the foregoing matters, see "Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

     The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.


PORTFOLIO TRANSACTIONS

     Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Board of Directors has fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

     The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV of the three classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


     From time to time the Fund may advertise its total return (including "average annual" total return and "aggregate" total return) and yield in advertisements or sales literature. Total return and yield are calculated separately for Class A, Class B and Class C shares. These figures are based on historical earnings and are not intended to indicate future performance. The "total return" shows how much an investment in the Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

Taxation of the Fund


     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under the Internal Revenue Code. Accordingly, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, that it distributes to its shareholders. See "Taxes" in the Statement of Additional Information.


     Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Taxes" in the Statement of Additional Information.

     The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. See "Taxes" in the Statement of Additional Information. The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs may subject the Fund to federal income taxes on certain income and gains realized by the Fund.

     Certain gains or losses from fluctuations in foreign currency exchange rates (Section 988 gains and losses) will affect the amount of ordinary income the Fund will be able to pay as dividends. See "Taxes" in the Statement of Additional Information.

Taxation of Shareholders


     Any dividends out of net investment income, together with distributions of any net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.


     Dividends received by corporate shareholders are eligible for a dividends received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to interest income, capital and currency gain net income, gain or loss from Section 1256 contracts and from some other sources will not be eligible for the dividends received deduction. Corporate shareholders should consult their tax advisers regarding other requirements applicable to the dividends received deduction.


     Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss with respect to shares that are held for six months or less, however, although otherwise treated as a short-term capital loss, will be treated as a long-term capital loss to the extent of any capital gain distributions received by the shareholder with respect to those shares.

     The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


     Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes" in the Statement of Additional Information.

Withholding Taxes


     Under the Internal Revenue Code, the Fund generally is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders). Withholding at this rate is also required from dividends and capital gains distributions (but not redemption proceeds) payable to shareholders who are otherwise subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to a U.S. withholding rate of 30% (or lower treaty rate).


Dividends and Distributions

     The Fund expects to pay semi-annual dividends of net investment income, if any, and make annual distributions of any capital gains in excess of net long-term capital losses. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

     Dividends and distributions will be paid in additional Fund shares based on the NAV of each class on the record date, or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividends and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

     Certain dividends declared by the Fund will be treated as received by shareholders on December 31 of the year the dividends are declared. This rule applies to the dividends declared by the Fund in October, November or December of a calendar year, payable to shareholders of record on a date in any such month, if such dividends are paid by January 31 of the following calendar year.


     When the Fund goes "ex-dividend," the NAV of each class is reduced by the amount of the dividend or distribution allocable to each class. If you buy shares just prior to the ex-dividend date (which generally occurs four business days prior to the record date), the price you pay will include the dividend or distribution and a portion of your investment will be returned to you as a taxable dividend or distribution. You should, therefore, consider the timing of dividends and distributions when making your purchases.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

     The Fund was incorporated in Maryland on February 21, 1990. The Fund is authorized to issue two billion shares of common stock, $.001 par value per share, divided into three classes, designated Class A, Class B and Class C, each of which consists of 666,666,666-2/3 authorized shares. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class bears different distribution expenses,
(ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of common stock. Currently, the Fund is offering three classes designated Class A, Class B and Class C shares. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

     The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Directors.

     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless the election of Directors is required to be acted on by the shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


     You may purchase shares of the Fund through Prudential Securities, Prusec or directly from the Fund, through its Transfer Agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.


     The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

     Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.


     The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


     Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

     Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

     Purchase by Wire. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Multi-Sector Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).


     If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.


     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Multi-Sector Fund, Inc., Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

     The Fund offers three classes of shares (Class A, Class B and Class C shares) which allows you to choose the most beneficial sales charge structure for your individual circumstances, given the amount of the purchase, the length of time you expect to hold the shares and other relevant circumstances (Alternative Purchase Plan).


                                                         Annual 12b-1 Fees
                                                      (as a % of average daily
                        Sales Charge                        net assets)                         Other Information
            ------------------------------------      -----------------------         --------------------------------------
Class A     Maximum initial sales charge of 5% of     .30 of 1% (Currently            Initial sales charge waived or reduced
            the public offering price                 being charged at a rate         for certain purchases
                                                      of .25 of 1%)

Class B     Maximum contingent deferred sales         1%                              Shares convert to Class A shares
            charge or CDSC of 5% of the lesser of                                     approximately seven years after
            the amount invested or the redemption                                     purchase
            proceeds; declines to zero after
            six years

Class C     Maximum CDSC of 1% of the lesser of       1%                              Shares do not convert to another class
            the amount invested or the redemption
            proceeds on redemptions made within
            one year of purchase



     The three classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its Plan (except as noted under the heading "General Information--Description of Common Stock"), and
(iii) only Class B shares have a conversion feature . The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.


     Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

     In selecting a purchase alternative, you should consider, among other things, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:


     If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.


     If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.


     All purchases of $1 million or more, either as part of a single investment or under Rights of Accumulation or Letters of Intent, must be for Class A shares. See "Reduction and Waiver of Initial Sales Charges" below.


Class A Shares

     The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:


                         Sales Charge as       Sales Charge as      Dealer Concession
                          Percentage of         Percentage of        as Percentage of
Amount of Purchase       Offering Price        Amount Invested       Offering Price
------------------       --------------        ---------------      -----------------
Less than $25,000               5.00%               5.26%                 4.75%
$25,000 to $49,999              4.50                4.71                  4.25
$50,000 to $99,999              4.00                4.17                  3.75
$100,000 to $249,999            3.25                3.36                  3.00
$250,000 to $499,999            2.50                2.56                  2.40
$500,000 to $999,999            2.00                2.04                  1.90
$1,000,000 and above            None                None                  None

     Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

     Reduction and Waiver of Initial Sales Charges. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


     Benefit Plans. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 1,000 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant. After a Benefit Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

     Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Directors and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.

     You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

Class B and Class C Shares

     The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares and Class C may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

HOW TO SELL YOUR SHARES

     You can redeem your shares at any time for cash at the NAV per share next determined after the redemption request is received in proper form by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

     If you hold shares of the Fund through Prudential Securities, you must redeem your shares by contacting your Prudential Securities financial adviser. If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent in order for the redemption to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.


     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your Prudential Securities account, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


     Payment for redemption of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided by purchasing shares by wire or by certified or official bank check.

     Redemption in Kind. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and the redeemed securities will be valued in the same manner as a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

     Involuntary Redemption. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any involuntary redemption.


     90-day Repurchase Privilege. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive pro rata credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised, that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption results in a loss, some or all of the loss, depending on the amount reinvested, will not be allowed for federal income tax purposes.

Contingent Deferred Sales Charges

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:


                                                                         Contingent Deferred Sales
                                                                         Charge as a Percentage of
          Year Since Purchase                                               Dollars Invested or
             Payment Made                                                   Redemption Proceeds
          -------------------                                            -------------------------
               First ..................................................            5.0%
               Second .................................................            4.0%
               Third ..................................................            3.0%
               Fourth .................................................            2.0%
               Fifth ..................................................            1.0%
               Sixth ..................................................            1.0%
               Seventh ................................................            None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     Waiver of the Contingent Deferred Sales Charges--Class B Shares. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59-1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.


     In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

     You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

     A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES


     As a shareholder of the Fund you have an exchange privilege (the Exchange Privilege) with certain other Prudential Mutual Funds, including one or more specified money market funds, subject to the minimum investment requirements of such funds. Class A, Class B and Class C shares may be exchanged for Class A, Class B and Class C shares, respectively, of another fund on the basis of the relative NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time the shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B and Class C shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


     In order to exchange shares by telephone, you must authorize the telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged. See "How to Sell Your Shares" above.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services, Inc., at the address noted above.


     Special Exchange Privilege. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


     The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

     In addition to the Exchange Privilege, as a shareholder in the Fund, you can take advantage of the following services and privileges:

     O Automatic Reinvestment of Dividends and/or Distributions Without a Sales Charge. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

     O Automatic Savings Accumulation Plan (ASAP). Under ASAP, you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

     O Tax Deferred Retirement Plans. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     O Systematic Withdrawal Plan. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.

     O Reports to Shareholders. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

     O Shareholder Inquiries. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                                    APPENDIX

                        DESCRIPTION OF ECONOMIC SECTORS

     The Fund will seek to achieve its investment objective by investing among the following economic sectors:

     Autos and Housing Sector--Companies engaged in the design, production and sale of automobiles, automobile parts, tires and other rubber products, building materials, mobile homes and related products, and in the design, construction, renovation and refurbishing of residential dwellings. The value of automobile industry securities is affected by foreign competition, consumer confidence, consumer debt and installment loan rates. The housing construction industry is affected by the level of consumer confidence, consumer debt, mortgage rates and the inflation outlook.

     Basic Industry Sector--Companies engaged in the research, development or manufacture of products, processes or services relating to electrical equipment, machinery, chemicals, containers, pollution control and construction services, such as transformers, motors, turbines, hand tools, earth-moving equipment and waste disposal services. The profitability of most companies in this group may fluctuate significantly in response to capital spending and general economic conditions. Since some of the materials and processes used by these companies involve hazardous components, there are risks associated with their production, handling and disposal. The risk of product obsolescence also is present.

     Business Services Sector--Companies providing office supplies such as paper and pens, furnishings and computer equipment; advertising agencies; data processing and other technical services; employment and temporary help agencies; uniform supply and service companies; training companies; engineering and construction companies; and other service providers to businesses. Companies in this sector may be adversely affected by increases in unemployment and economic slowdowns.

     Consumer Goods and Services Sector--Companies engaged in providing consumer goods and services such as the design, processing, production and storage of packaged, canned, bottled and frozen foods, beverages and tobacco, and the design, production and sale of home furnishings, textiles, appliances, other household products, clothing, accessories, cosmetics and perfumes. Certain of these companies are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. The success of food and fashion-related products may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

     Defense and Aerospace Sector--Companies engaged in the research, manufacture or sale of products or services such as air transport, data processing or computer-related services; communications systems; military weapons and transportation; general aviation equipment, missiles, space launch vehicles and spacecraft; units for guidance, propulsion and control of flight vehicles; and airborne and ground-based equipment essential to the testing, operation and maintenance of flight vehicles. Since these companies rely largely on U.S. (and other) governmental demand for their products and services, their financial conditions are heavily influenced by federal (and other governmental) defense spending policies. Companies in this sector may be affected by the success or failure of their products and government investigations into defense contract procurement practices.

     Energy Sector--Oil, gas, electricity and coal as well as nuclear, geothermal, oil shale and solar energy companies. The business of these companies may include production, generation, transmission, marketing, control or measurement of energy or energy fuels; provision of component parts or services to companies engaged in such activities; energy research or experimentation; environmental activities related to the solution of energy problems; and activities resulting from technological advances or research discoveries in the energy field. The value of securities of these companies varies based on the price and supply of energy fuels and may be affected by events relating to international politics, energy conservation, the success of exploration projects, environmental considerations and the tax and other regulatory policies of various governments. Utilities involved in nuclear power generation are particularly susceptible to regulatory and environmental policies and have extremely high construction costs as well.

     Environmental Sector--Companies involved in environmental concerns of every type, from pretreatment programs for air, noise and water pollution to waste management, solid waste disposal and hazardous waste clean-up, including asbestos removal. Products and services in this sector could quickly become obsolete and since the processes used by these companies often are used in hazardous situations, there are special risks involved.

     Financial Services Sector--Commercial banks and savings and loan associations; consumer and industrial finance companies; securities brokerage companies; leasing companies; investment management companies; and firms in all segments of the insurance field. These kinds of companies are subject to extensive governmental regulations, some of which are currently being studied by Congress. The profitability of these groups may fluctuate significantly as a result of volatile interest rates, current concerns about the savings and loan industry and the value of their assets and concerns about the viability of certain securities brokerage companies and general economic conditions.

     Health Care Sector--Companies engaged in the design, manufacture, distribution or sale of products or services used in connection with health care or medicine include pharmaceutical companies and providers of medical, dental and optical products, hardware or services; companies involved in biotechnology, medical diagnostic and biochemical research and development; and companies involved in the operation of health care facilities. Many of these companies are subject to government regulation, which could affect the price and availability of their products and services. Products and services in this sector could quickly become obsolete.

     Leisure Sector--Companies engaged in the design, production or distribution of goods or services in the leisure industry, such as television and radio broadcasting or manufacture, motion pictures and photography, recordings and musical instruments; publishing; sporting goods, camping and recreational equipment; sports arenas; toys and games; amusement and theme parks; travel-related services; hotels and motels; fast food and other restaurants; and gaming casinos. Many products produced by companies in this sector may quickly become obsolete. Companies engaged in broadcasting and gambling are subject to government regulation.

     Natural Resources Sector--Companies engaged in the research, development, manufacture or marketing of products, processes or services related to the agriculture, forest products, ferrous and non-ferrous metals, strategic metals, hydrocarbons and steel industries, such as synthetic and natural materials; paper; wood products; steel and cement. Certain companies in this sector are subject to regulation by state and federal authorities which could require alteration or cessation of production of a product, payment of fines or cleaning of a disposal site. Since some of the materials and processes used by these companies involve hazardous components, there are risks associated with their production, handling and disposal. The risk of product obsolescence is also present.

     Precious Metals Sector--Companies engaged in exploration, mining, processing or dealing in gold, platinum, silver, diamonds or other precious metals and companies which invest in companies engaged in these activities. A significant portion of this sector may be represented by securities of foreign companies and investors should understand the special risks related thereto. These securities also depend heavily on prices in metals, some of which may experience extreme price volatility based on international economic and political developments.

     Public Utilities Sector--Companies deriving a substantial portion of their revenues from the manufacture, production, generation, transmission, distribution and sale of gas and electric energy, and companies engaged in the communications field, such as telephone, telegraph, satellite and microwave and the provision of other communication facilities to the public. The gas and electric utilities industries are subject to various uncertainties, including government regulation policies, the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas and risks associated with the construction and operation of nuclear power facilities.

     Retailing Sector--Companies engaged in the retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products and other consumer goods and companies that provide services and supplies to these companies. The value of securities in this sector will fluctuate based on consumer spending patterns, which depend on inflation and interest rates, level of consumer debt and seasonal shopping habits. The success or failure of a particular company in this highly competitive sector will depend on the company's ability to predict rapidly changing consumer tastes.

     Technology Sector--Companies which have or are expected to develop products, processes or services which will provide or will benefit significantly from technological advances and improvements or future automation trends in the office and factory, such as semiconductors; computers and peripheral equipment; scientific instruments; computer software; telecommunications; and electronic components, instruments and systems. These companies are sensitive to foreign competition and import tariffs and many products produced by these companies may quickly become obsolete.

     Transportation Sector--Companies involved in the provision of transportation of people and products, such as airlines, railroads and trucking firms, transportation equipment and leasing companies. Revenues of companies in this sector will be affected by fluctuations in fuel prices resulting from domestic and international events, and government regulation of fares.

                 (THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK)

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

Bond Ratings

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

     P-1: Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

     P-2: Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

Debt Ratings


     AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial Paper Ratings

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

     A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely stong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


     Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

                               Taxable Bond Funds

Prudential Adjustable Rate Securities Fund, Inc.

Prudential Diversified Bond Fund, Inc.

Prudential GNMA Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust

                             Tax-Exempt Bond Funds

Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Modified Term Series
Prudential Municipal Series Fund
  Arizona Series
  Florida Series
  Georgia Series

  Hawaii Income Series

  Maryland Series
  Massachusetts Series
  Michigan Series
  Minnesota Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

                                  Global Funds

Prudential Europe Growth Fund, Inc.

Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential Short-Term Global Income Fund, Inc.
  Global Assets Portfolio
  Short-Term Global Income Portfolio
Global Utility Fund, Inc.

                                  Equity Funds

Prudential Allocation Fund
  Conservatively Managed Portfolio
  Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential IncomeVertibler(R) Fund, Inc.

Prudential Multi-Sector Fund, Inc.

Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

                               Money Market Funds

o Taxable Money Market Funds
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund
  Money Market Series
Prudential MoneyMart Assets
o Tax-Free Money Market Funds
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
o Command Funds
Command Money Fund
Command Government Fund
Command Tax-Free Fund
o Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

FUND HIGHLIGHTS .....................................................        2
 Risk Factors and Special Characteristics ...........................        2
FUND EXPENSES .......................................................        4
FINANCIAL HIGHLIGHTS ................................................        5
HOW THE FUND INVESTS ................................................        8
 Investment Objective and Policies ..................................        8
 Hedging Strategies .................................................       11
 Other Investments and Policies .....................................       14
 Investment Restrictions ............................................       16
HOW THE FUND IS MANAGED .............................................       16
 Manager ............................................................       16
 Distributor ........................................................       17
 Portfolio Transactions .............................................       19
 Custodian and Transfer and Dividend Disbursing
   Agent ............................................................       19
HOW THE FUND VALUES ITS SHARES ......................................       19
HOW THE FUND CALCULATES PERFORMANCE .................................       20
TAXES, DIVIDENDS AND DISTRIBUTIONS ..................................       21
GENERAL INFORMATION .................................................       23
 Description of Common Stock ........................................       23
 Additional Information .............................................       23
SHAREHOLDER GUIDE ...................................................       24
 How to Buy Shares of the Fund ......................................       24
 Alternative Purchase Plan ..........................................       25
 How to Sell Your Shares ............................................       27
 Conversion Feature-Class B Shares ..................................       30
 How to Exchange Your Shares ........................................       31
 Shareholder Services ...............................................       32
DESCRIPTION OF ECONOMIC SECTORS .....................................      A-1
DESCRIPTION OF SECURITY RATINGS .....................................      B-1
THE PRUDENTIAL MUTUAL FUND FAMILY ...................................      C-1

MF142A                                                                 444123A

    CUSIP Nos.:       Class A: 74435J108
                      Class B: 74435J207
                      Class C: 74435J306




                                   Prudential
                                  Multi-Sector
                                   Fund, Inc.

                               ------------------


                            Prudential Mutual Funds
                              BUILDING YOUR FUTURE         [LOGO]
                              ON OUR STRENGTH(SM)

                                       P

                                       R

                                       O

                                       S

                                       P

                                       E

                                       C

                                       T

                                       U

                                       S

                                 June 30, 1995

                             Prudential Mutual Funds
                          Supplement dated July 3, 1995

     The following information supplements the prospectuses of each of the Funds listed on the reverse.

                                SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

Reduction and Waiver of Initial Sales Charges.

     PruArray Plans. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended, (the Code), including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Code that participate in the Transfer Agent's PruArray Program (a benefit plan record keeping service) (hereafter referred to as a PruArray
Plan); provided (i) that the plan has at least $1 million in existing assets or 1,000 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term "existing assets" for this purpose includes stock issued by a PruArray Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray Program (Participating Funds). "Existing assets" also include shares of money market funds acquired by exchange from a Participating Fund. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.




     Listed below are the names of the Prudential Mutual Funds and the dates of the prospectuses to which this supplement relates.


          Name of Fund                                        Prospectus Date
          ------------                                        ---------------
Prudential Adjustable Rate Securities Fund, Inc.              June 26, 1995
Prudential Allocation Fund                                    September 29, 1994
Prudential Diversified Bond Fund, Inc.                        January 3, 1995
                                                              (as supplemented June 20, 1995)
Prudential Equity Fund, Inc.                                  February 28, 1995
Prudential Equity Income Fund                                 December 30, 1994
Prudential Global Fund, Inc.                                  January 3, 1995
Prudential Global Genesis Fund, Inc.                          August 1, 1994
Prudential Global Natural Resources Fund, Inc.                August 1, 1994
Prudential GNMA Fund, Inc.                                    March 2, 1995
Prudential Government Income Fund, Inc.                       May 1, 1995
Prudential Growth Opportunity Fund, Inc.                      February 1, 1995
Prudential High Yield Fund, Inc.                              February 28, 1995
Prudential IncomeVertible Fund, Inc.                          March 1, 1995
Prudential Intermediate Global Income Fund, Inc.              March 2, 1995
Prudential Multi-Sector Fund, Inc.                            June 30, 1995
Prudential Pacific Growth Fund, Inc.                          January 3, 1995
Prudential Short-Term Global Income Fund, Inc.
  Global Assets Portfolio                                     January 3, 1995
  Short-Term Global Income Fund                               January 3, 1995
Prudential Structured Maturity Fund, Inc.                     March 1, 1995
Prudential U.S. Government Fund                               January 3, 1995
Prudential Utility Fund, Inc.                                 March 1, 1995
The BlackRock Government Income Trust                         November 1, 1994
                                                              (as supplemented December 30, 1994)
Global Utility Fund, Inc.                                     February 1, 1995
Nicholas-Applegate Fund, Inc.                                 March 6, 1995


                       PRUDENTIAL MULTI-SECTOR FUND, INC.


                      Statement of Additional Information
                              dated June 30, 1995

     Prudential Multi-Sector Fund, Inc. (the Fund) is an open-end, diversified management investment company whose primary investment objective is long-term growth of capital. The Fund seeks to achieve this objective by focusing its investments in domestic and foreign securities, primarily equity securities, of companies in the economic sectors described in "Description of Economic Sectors" in the Appendix to the Prospectus. The investment adviser expects to make significant shifts in the Fund's investments among those sectors that the investment adviser believes may benefit from economic, demographic or other changes in the 1990's and into the 21st century. Current income is a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved. See "Investment Objective and Policies."

     The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated June 30, 1995. A copy of the Prospectus may be obtained from the Fund upon request.


                               TABLE OF CONTENTS

                                                                                                          Cross-reference
                                                                                                            to page in
                                                                                                 Page       Prospectus
                                                                                                 ----     ---------------

General Information ...........................................................................  B-2            23
Investment Objective and Policies .............................................................  B-2             8
Investment Restrictions .......................................................................  B-10           16
Directors and Officers ........................................................................  B-12           16
Manager .......................................................................................  B-14           16
Distributor ...................................................................................  B-15           17
Portfolio Transactions and Brokerage ..........................................................  B-18           19
Purchase and Redemption of Fund Shares ........................................................  B-19           24
Shareholder Investment Account ................................................................  B-22           32
Net Asset Value ...............................................................................  B-25           19
Performance Information .......................................................................  B-25           20
Dividends and Distributions ...................................................................  B-27           22
Taxes .........................................................................................  B-27           21
Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants .................  B-29           19
Financial Statements ..........................................................................  B-30           --
Independent Auditors' Report ..................................................................  B-41           --
Appendix ......................................................................................  A-1            --

================================================================================

                              GENERAL INFORMATION

     At a special meeting held on September 12, 1991, the shareholders of the Fund approved an amendment to the Articles of Incorporation to change the Fund's name from Prudential-Bache Multi-Sector Fund, Inc. to Prudential Multi-Sector Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES


     The primary investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve this objective by focusing its investments in domestic and foreign securities, primarily equity securities, of companies in the economic sectors described in "Description of Economic Sectors" in the Appendix to the Prospectus. The investment adviser expects to make significant shifts in the Fund's investments among those sectors that the investment adviser believes may benefit from economic, demographic or other changes in the 1990's and into the 21st century. Current income is a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.


Options on Equity Securities

     The Fund may purchase and write (i.e., sell) call options and purchase put options on equity securities traded on national securities exchanges or that are listed on NASDAQ. It may also purchase and write (i.e., sell) options and purchase put options traded in the over-the-counter market (OTC Options).

     The Fund may write call options on stocks only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by the Fund is "covered" if the Fund owns the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury Bills or other high grade, short-term debt obligations in a segregated account with its Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (OCC), an institution which interposes itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

     An exchange-traded option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

     Exchange-traded options in the United States are issued by clearing organizations affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase OTC options.

     Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

Options on Stock Indices

     Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash.

     The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

     Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, cash equivalents or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. The Fund will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.

     If the Fund has written an option on an industry or market segment index, it will so segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

     If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate, escrow or pledge an amount in cash, Treasury Bills or other high grade short-term debt obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government or other high grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury Bills or other high grade short-term debt obligations in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

     Risks of Options on Stock Indices. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

     Special Risks of Writing Calls on Stock Indices. Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the value of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

     When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Futures Contracts and Options Thereon

     A futures contract is an agreement in which the writer (i.e., seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant security or index on the date the option expires.

     The Fund intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held by the Fund or which the Fund intends to purchase. The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund's portfolio. The Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in the Fund's portfolio securities alone.

     Risks of Transactions in Futures Contracts. There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the price of the underlying securities, the price of a futures contract may move more or less than the price of the securities being hedged. Therefore, a correct forecast of interest rate or stock market trends by the investment adviser may still not result in a successful hedging transaction.

     Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.


     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.


     Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures market.

Forward Foreign Currency Exchange Contracts

     The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in forward contracts. The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

     When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of the Fund denominated in such foreign currency.

Foreign Government Securities

     Foreign government securities in which the Fund may invest include debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, supranational entities and other governmental entities (collectively, Government Entities) of the countries specified below and denominated in the currencies of such countries or in U.S. dollars, including debt securities of a Government Entity in any such country denominated in the currency of another such country.

         North America           Pacific               Europe
         -------------           -------               ------
         Canada                  Australia             Austria
                                 Hong Kong             Belgium
                                 Japan                 Denmark
                                 New Zealand           Finland
                                 Singapore             France
                                                       Germany
                                                       Ireland
                                                       Italy
                                                       The Netherlands
                                                       Norway
                                                       Portugal
                                                       Spain
                                                       Sweden
                                                       Switzerland
                                                       United Kingdom

     A supranational entity is an entity constituted by the national governments of several countries to promote economic development, such as the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Stockholm. Foreign government securities also include debt securities denominated in European Currency Units of an issuer in one of the foregoing countries (including supranational issuers). A European Currency Unit represents specified amounts of the currencies of certain of the twelve member states of the European Community.


     The Fund will invest in foreign government securities rated "A" or better by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service (Moody's) or in non-rated securities of comparable quality in the opinion of the investment adviser. The Fund will invest only in foreign currency denominated government debt securities that are freely convertible into U.S. dollars without legal restriction at the time of purchase.


     Investment in foreign government securities involves additional risks and considerations not typically associated with investing in U.S. Government securities and domestic issuers. See "How the Fund Invests--Investment Objective and Policies--Foreign Government Securities" in the Prospectus.

Corporate Obligations

     The Fund does not intend to have more than 5% of its net assets invested in either asset-backed securities, collateralized mortgage obligations or real estate mortgage investment conduits.

     Asset-Backed Securities. Through the use of trusts and special purpose subsidiaries, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the collateralized mortgage structure. The Fund may invest in these and other types of asset-backed securities which may be developed in the future. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured. In connection with automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.

     Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs). A CMO is a debt security that is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs generally are partitioned into several classes with a ranked priority as to the time that principal payments will be made with respect to each of the classes. The Fund may invest only in privately-issued CMOs that are collateralized by mortgage-backed securities issued or guaranteed by GNMA, FHLMC or FNMA and in CMOs issued by FHLMC.

     The Fund may also invest in REMICs. An issuer of REMICs may be a trust, partnership, corporation, association, or a segregated pool of mortgages, or may be an agency of the U.S. Government and, in each case, must qualify and elect treatment as such under the Tax Reform Act of 1986. A REMIC must consist of one or more classes of "regular interests," some of which may be adjustable rate, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured, principally by real property. The Fund does not intend to invest in residual interests. REMICs are intended by the U.S. Congress ultimately to become the exclusive vehicle for the issuance of multi-class securities backed by real estate mortgages. If a trust or partnership that issues CMOs does not elect or qualify for REMIC status, it will be taxed at the entity level as a corporation.

     Certain issuers of CMOs and REMICs, including CMOs that have elected to be treated as REMICs, are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (SEC) and the Fund may invest in securities of such issuers without the limitations imposed by the Investment Company Act on acquiring interests in other investment companies. In addition, in reliance on an earlier SEC interpretation, the Fund's investments in certain other qualifying CMOs, which cannot and do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the SEC's interpretation, the CMOs must be unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities,
(c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Fund selects CMOs or REMICs that do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

Money Market Instruments

     The Fund may invest in high quality money market instruments, including:

     1. Obligations denominated in U.S. dollars (including certificates of deposit and bankers' acceptances) of (a) banks organized under the laws of the United States or any state thereof (including foreign branches of such banks) or
(b) U.S. branches of foreign banks or (c) foreign banks and foreign branches thereof; provided that such banks have, at the time of acquisition by the Fund of such obligations, total assets of not less than $1 billion or its equivalent. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. "Eurodollars" are U.S. dollars deposited in banks outside the United States.


     2. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, maturing in one year or less, denominated in U.S. dollars, and, at the date of investment, rated at least "A-2" by S&P or "Prime-2" by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least "A" or "A-2" by S&P or "A" or "Prime-2" by Moody's. If such obligations are guaranteed or supported by a letter of credit issued by a bank, the bank (including a foreign bank) must meet the requirements set forth in paragraph 1 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, the insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Board of Directors. A description of security ratings is contained in an Appendix to the Prospectus.


Risks of Investing in High Yield Securities


     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term trading.

     The amount of high yield securities outstanding proliferated in the 1980's in conjunction with the increase in merger and acquisition and leveraged buyout activity. Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Federal laws require the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Repurchase Agreements

     The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

     The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

Short Sales Against-the-Box

     In addition to short-selling as described in the Prospectus, the Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, such securities (a short sale against-the-box). Short sales will be made primarily to defer realization of gain or loss for federal tax purposes.

Lending of Portfolio Securities

     In order to generate additional income, the Fund may lend its portfolio securities in a proportion of up to 10% of its total assets to broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures in favor of the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Portfolio Turnover

     Although the Fund does not intend to engage in substantial short-term trading, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 200%. A portfolio turnover rate of 200% may exceed that of other investment companies with similar objectives. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding securities whose maturities at acquisition were one year or less) by the average monthly value of securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the Fund's portfolio were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Fund. In addition, high portfolio turnover may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. For the fiscal years ended April 30, 1994 and April 30, 1995, the Fund's portfolio turnover rate was 110% and 122%, respectively.

Illiquid Securities

     The Fund may not invest more that 10% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment advisor anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser, and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                            INVESTMENT RESTRICTIONS


     The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities", when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.


     The Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2. Make short sales of securities (other than short sales against-the-box) or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales.

     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks and from entities other than banks if so permitted pursuant to an order of the SEC for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

     4. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries.

     5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old, provided that there is no limit on the Fund's ability to invest in the securities of any U.S. Government agency or instrumentality, and in any security guaranteed by such an agency or instrumentality.

     7. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

     8. Buy or sell commodities or commodity contracts. (For purposes of this restriction, futures contracts and forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

     9. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     10. Make investments for the purpose of exercising control or management.

     11. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

     12. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.

     13. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 10% of the Fund's total assets).

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

     In order to comply with certain state "blue sky" restrictions, the Fund will not as a matter of operating policy:

     1. purchase securities of companies which invest in real estate which are not readily marketable;

     2. purchase interests in real estate limited partnerships which are not traded on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System;

     3. invest more than 15% of its average net assets in securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange;

     4. purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value;

     5. in addition to the requirements set forth at investment restriction number 2 above, the Fund may not make short sales (except short sales against-the-box) if the value of the securities of any one issuer in which the Fund is short exceeds the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of any issuer;

     6. invest in securities of any issuer if, to the knowledge of the Fund, any officer or Director of the Fund or the Fund's Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     7. invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, or securities of issuers which are restricted as to disposition, if more than 15% of its total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations insured or guaranteed by the U.S. Government, its agencies or instrumentalities;

     8. invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and in equity securities of issuers which are not readily marketable;

     9. invest in oil, gas and mineral leases; and

     10. (a) write puts having aggregate exercise prices greater than 25% of total net assets, or (b) purchase (i) put options on stocks not held in the Fund's portfolio, (ii) put options on stock indices or foreign currencies or
(iii) call options on stock, stock indices or foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of the Fund's total assets; provided, however, that the Fund may purchase put options on stocks held by the Fund if after such purchase the aggregate premiums paid for such options do not exceed 20% of the Fund's total assets.

     The Fund's Board of Directors has approved a change in the Fund's subclassification from a non-diversified to a diversified investment company. As a diversified investment company, the Fund may not purchase any security if, as a result, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in the securities of any one issuer (provided that this restriction does not apply to U.S. Government securities).

                             DIRECTORS AND OFFICERS

                              Position with                       Principal Occupations
Name, Address and Age         Fund                                During Past Five Years
---------------------         -------------                       ----------------------
Edward D. Beach (70)          Director         President and Director of BMC Fund, Inc., a closed-end investment
c/o Prudential Mutual                           company; prior thereto Vice Chairman of Broyhill Furniture
Fund Management, Inc.                           Industries, Inc.; Certified Public Accountant; Secretary and
One Seaport Plaza                               Treasurer of Broyhill Family Foundation, Inc.; President, Treasurer
New York, NY                                    and Director of First Financial Fund, Inc. and The High Yield Plus
                                                Fund, Inc.; President and Director of Global Utility Fund, Inc.;
                                                Director of The Global Government Plus Fund, Inc. and The Global
                                                Total Return Fund, Inc.

Donald D. Lennox (76)         Director         Chairman (since February 1990) and Director (since April 1989) of
c/o Prudential Mutual                           International Imaging Materials, Inc.; Retired Chairman, Chief
Fund Management, Inc.                           Executive Officer and Director of Schlegel Corporation (industrial
One Seaport Plaza                               manufacturing) (March 1987-February 1989); Director of Gleason
New York, NY                                    Corporation, Personal Sound Technologies, Inc., The Global Government
                                                Plus Fund, Inc. and The High Yield Income Fund, Inc.

Douglas H. McCorkindale (56)  Director         Vice Chairman, Gannett Co. Inc. (publishing and media) (since March
c/o Prudential Mutual                           1984); Director, Continental Airlines, Inc., Gannett Co. Inc.,
Fund Management, Inc.                           Frontier Corporation and The Global Government Plus Fund, Inc.
One Seaport Plaza
New York, NY

Thomas T. Mooney (53)         Director         President of the Greater Rochester Metro Chamber of Commerce;
c/o Prudential Mutual                           formerly Rochester City Manager; Trustee of Center for Governmental
Fund Management, Inc.                           Research, Inc.; Director of Blue Cross of Rochester, Monroe County
One Seaport Plaza                               Water Authority, Rochester Jobs, Inc., Executive Service Corps of
New York, NY                                    Rochester, Monroe County Industrial Development Corporation,
                                                Northeast Midwest Institute, First Financial Fund, Inc., The Global
                                                Government Plus Fund, Inc., The Global Total Return Fund, Inc. and
                                                The High Yield Plus Fund, Inc.

*Richard A. Redeker (51)      President and    President, Chief Executive Officer and Director (since October 1993),
One Seaport Plaza             Director          PMF; Executive Vice President, Director and Member of Operating
New York, NY                                    Committee (since October 1993), Prudential Securities Incorporated
                                                (Prudential Securities); Director (since October 1993) of
                                                Prudential Securities Group, Inc.(PSG); Executive Vice President
                                                (since January 1994), The Prudential Investment Corporation; Director (since
                                                January 1994), Prudential Mutual Fund Distributors, Inc. (PMFD);
                                                Director (since January 1994), Prudential Mutual Fund Services,
                                                Inc. (PMFS); formerly Senior Executive Vice President and
                                                Director of Kemper Financial Services, Inc. (September 1978-September 1993);
                                                President and Director of The Global Total Return Fund, Inc., The Global
                                                Government Plus Fund, Inc. and The High Yield Income Fund, Inc.

Louis A. Weil, III (54)       Director         Publisher and Chief Executive Officer, Phoenix Newspapers, Inc.
c/o Prudential Mutual                           (since August 1991); Director of Central Newspapers, Inc. (since
Fund Management, Inc.                           September 1991); prior thereto, Publisher of Time Magazine (May
One Seaport Plaza                               1989-March 1991); formerly President, Publisher and CEO of The
New York, NY                                    Detroit News (February 1986-August 1989); formerly, member of the
                                                Advisory Board, Chase Manhattan Bank-Westchester; Director of The
                                                Global Government Plus Fund, Inc.


------------------
 * "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.


                              Position with                       Principal Occupations
Name, Address and Age         Fund                                During Past Five Years
---------------------         -------------                       ----------------------
Robert F. Gunia (48)          Vice President   Chief Administrative Officer (since July 1990), Director (since
One Seaport Plaza                               January 1989) and Executive Vice President, Treasurer and Chief
New York, NY                                    Financial Officer (since June 1987) of PMF; Senior Vice President
                                                (since March 1987) of Prudential Securities; Executive Vice
                                                President, Treasurer, Comptroller and Director (since March 1991),
                                                PMFD; Director (since June 1987), PMFS: Vice President and Director
                                                (since May 1989) of The Asia Pacific Fund, Inc.

Susan C. Cote (40)            Treasurer and    Chief Operating Officer and Managing Director, Prudential Investment
751 Broad Street              Principal         Advisors, and Vice President, The Prudential Investment Corporation
Newark, NJ                    Financial and     (since February 1995); Senior Vice President (January 1989-January
                              Accounting        1995) and First Vice President (June 1987-December 1988) of PMF;
                              Officer           Senior Vice President (January 1992-January 1995) and Vice President
                                                (January 1986-December 1991) of Prudential Securities.

Stephen M. Ungerman (42)      Assistant        First Vice President of Prudential Mutual Fund Management, Inc.
One Seaport Plaza             Treasurer         (since February 1993); prior thereto, Senior Tax Manager of Price
New York, NY                                    Waterhouse (1981-January 1993).

S. Jane Rose (49)             Secretary        Senior Vice President (since January 1991), Senior Counsel (since
One Seaport Plaza                               June 1987) and First Vice President (June 1987-December 1990) of PMF;
New York, NY                                    Senior Vice President and Senior Counsel of Prudential Securities
                                                (since July 1992); formerly, Vice President and Associate General
                                                Counsel of Prudential Securities.

Marguerite E.H. Morrison (39) Assistant        Vice President and Associate General Counsel (since June 1991) of
One Seaport Plaza             Secretary         PMF; Vice President and Associate General Counsel of Prudential
New York, NY                                    Securities.

     Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc.

     The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

     Pursuant to the Management Agreement with the Fund, the Manager pays compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The Fund pays each of its Directors who is not an affiliated person of PMF annual compensation of $7,500 in addition to certain out-of-pocket expenses.

     Directors may receive their Directors' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to receipt of an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


     Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

     The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended April 30, 1995 and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1994.


                               Compensation Table

                                                                                                         Total
                                                                     Pension or                      Compensation
                                                                     Retirement        Estimated       From Fund
                                                        Aggregate  Benefits Accrued      Annual        and Fund
                                                      Compensation As Part of Fund   Benefits Upon   Complex Paid
    Name and Position                                  From Fund      Expenses        Retirement     to Directors
    -----------------                                  -----------   ----------      ------------    -------------
Edward D. Beach -- Trustee                               $7,500          None            N/A         $159,000(20)*
Donald D. Lennox -- Trustee                               7,500          None            N/A           90,000(10)*
Douglas H. McCorkindale -- Trustee                        7,500          None            N/A           60,000 (7)*
Thomas T. Mooney -- Trustee                               7,500          None            N/A          126,000(17)*
Louis A. Weil, III -- Trustee                             7,500          None            N/A           97,500(12)*

-----------

* Indicates number of funds in Fund Complex to which aggregate compensation relates.

     As of June 9, 1995, the Directors and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding common stock of the Fund.

     As of June 9, 1995, Prudential Securities was record holder of 3,558,707 Class A shares (or 64% of the outstanding Class A shares), 12,404,673 Class B shares (or 88% of the outstanding Class B shares) and 279,266 Class C shares (or 92% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

     As of June 9, 1995, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock were: Foundation For Jewish Philan, James Stovroff Annuity TR, DTD 12/29/94, Attn: P. Fleischmann, 787 Delaware Ave., Buffalo, NY 14209-2005, who held 23,015 Class C shares of the Fund (7.5%); Foundation For Jewish Philan, Haskell Stovroff Annuity TR, DTD 12/29/94, Attn: P. Fleischmann, 787 Delaware Ave., Buffalo, NY 14209-2005, who held 23,015 Class C shares of the Fund (7.5%); and Buck Anderson, Dick Holland CO-TTEES, Anderson Grain Corp. PFT SH & 401K, P.O. Box 1117, Levelland TX 79336-1117 who held 30,705 Class C shares of the Fund (10.1%).

                                    MANAGER


     The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of May 31, 1995, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $49 billion and, according to the Investment Company Institute, as of December 31, 1994, the Prudential Mutual Funds were the 12th largest family of mutual funds in the United States.


     Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the "Custodian"), the Fund's custodian, and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.


     For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .65 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended April 30, 1995. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2-1/2% of a fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1-1/2% of such assets in excess of $100 million.

     In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

     (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

     (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

     (c) the costs and expenses payable to The Prudential Investment Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

     The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 3, 1995, and by the shareholders of the Fund on September 12, 1991.

     For the fiscal years ended April 30, 1995, 1994 and 1993, the Fund paid management fees to PMF of $1,389,386, $1,032,341 and $948,752, respectively.

     PMF has entered into the Subadvisory Agreement with PIC (the Subadviser). The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services.


     The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 3, 1995 and by the shareholders of the Fund on September 12, 1991.


     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


     The Manager and the Subadviser are subsidiaries of The Prudential Insurance Company of America (Prudential) which, as of December 31, 1994, is one of the largest financial institutions in the world and the largest insurance company in North America. Prudential has been engaged in the insurance business since 1875. In July 1994, Institutional Investor ranked Prudential the second largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1993.

                                  DISTRIBUTOR


     Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A shares of the Fund. Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class B and Class C shares of the Fund.


     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) incur the expenses of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed--Distributor" in the Prospectus.

     On February 9, 1993, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plans or in any agreement related to the Plans (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that
(i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) may be used as reimbursement for distribution-related expenses with respect to the Class B shares (asset-based sales charge). On May 4, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares, changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 3, 1995. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

     Class A Plan. For the fiscal year ended April 30, 1995, PMFD received payments of $148,289 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended April 30, 1995, PMFD also received approximately $238,700 in initial sales charges.

     Class B Plan. For the fiscal year ended April 30, 1995, the Distributor received $1,532,086 from the Fund under the Class B Plan and spent approximately $2,051,500 in distributing the Fund's Class B shares. It is estimated that of the latter amount approximately 2.3% ($47,400) was spent on printing and mailing prospectuses to other than current shareholders; 5.0% ($102,300) was spent in commissions paid to or on account of representatives of Prusec; 1.1% ($22,900) in interest and/or carrying charges; and 91.6% ($1,878,900) on the aggregate of
(i) payments of commissions to financial advisers (47.1% or $965,400) and (ii) an allocation of overhead and other branch office distribution-related expenses (44.5% or $913,500). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prudential Securities in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund sales.

     Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended April 30, 1995, Prudential Securities received approximately $350,300 in contingent deferred sales charges attributable to Class B shares.

     Class C Plan. For the period August 1, 1994 (inception of Class C shares) through April 30, 1995, Prudential Securities received $12,272 under the Class C Plan and spent approximately $34,500 in distributing Class C shares. It is estimated that the latter amount was spent on (i) payments of commissions and account servicing fees to financial advisers (49.6% or $17,100) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (50.4% or $17,400). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the period August 1, 1994 (inception of Class C shares) through April 30, 1995, Prudential Securities received approximately $1,000 in contingent deferred sales charges attributable to Class C shares.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to each Distribution Agreement, the Fund has agreed to indemnify PMFD and Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act. Each Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 3, 1995.

     NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of the total gross sales of any class, all sales charges on shares of that class would be suspended.

     On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

     On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

     On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Manager is responsible for decisions to buy and sell securities, options on securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Purchases and sales of securities or futures contracts on a securities exchange or board of trade are effected through brokers or futures commission merchants who charge a commission for their services. Orders may be directed to any broker or futures commission merchant, including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on U. S. securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant. On foreign securities exchanges, commissions may be fixed.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

     In placing orders for portfolio securities or futures contracts for the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.


     Subject to the above considerations, the Manager may use Prudential Securities as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities or commodities exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

     Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The table below sets forth information concerning the payment of commissions by the Fund, including the commissions paid to Prudential Securities, for the three-year period ended April 30, 1995.

                                                                             Year ended     Year ended     Year ended
                                                                              April 30,       April 30,      April 30,
                                                                                1995            1994           1993
                                                                             ----------     -----------    -----------
Total brokerage commissions paid by the Fund ...............................   $862,863       $640,908       $641,156
Total brokerage commissions paid to Prudential Securities and its
 foreign affiliates ........................................................     27,959         62,385       $ 84,496
Percentage of total brokerage commissions paid to Prudential
 Securities and its foreign affiliates .....................................        3.2%           9.7%          13.2%

     The Fund effected approximately 4.1% of the total dollar amount of its transactions involving the payment of commissions through Prudential Securities during the fiscal year ended April 30, 1995. Of the total brokerage commissions paid during that period, $738,453 (or 88%) were paid to firms which provide research, statistical or other services to PMF. PMF has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                     PURCHASE AND REDEMPTION OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

     Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders) and
(iii) only Class B shares have a conversion feature. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."

Specimen Price Make-up

     Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5% and Class B* and Class C* shares are sold at net asset value. Using the Fund's net asset value at April 30, 1995, the maximum offering price of the Fund's shares is as follows:

Class A
Net asset value and redemption price per Class A share .................  $13.45
Maximum sales charge (5% of offering price) ............................     .71
                                                                          ------
Offering price to public ...............................................  $14.16
                                                                          ======
Class B
Net asset value, offering price and redemption price to
  public per Class B share* ............................................  $13.29
                                                                          ======
Class C
Net asset value, offering price and redemption price to
  public per Class C share* ............................................  $13.29
                                                                          ======

----------------
 *Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares-- Contingent Deferred Sales Charges" in the Prospectus.

Reduction and Waiver of Initial Sales Charges--Class A Shares

     Combined Purchase and Cumulative Purchase Privilege. If an investor or an eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     (a) an individual;

     (b) the individual's spouse, their children and their parents;

     (c) the individual's and spouse's Individual Retirement Account (IRA);

     (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

     (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

     (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

     (g) one or more employee benefits plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

     Letter of Intent. Reduced sales charges are available to investors (or an eligible group of related investors) including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plan.

     A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

Waiver of the Contingent Deferred Sales Charge--Class B Shares

     The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


Category of Waiver                                              Required Documentation

Death                                                           A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability--An individual will be considered disabled if he     A copy of the Social Security Administration award letter or
or she is unable to engage in any substantial gainful           a letter from a physician on the physician's letterhead
activity by reason of any medically determinable physical       stating that the shareholder (or, in the case of a trust, the
or mental impairment which can be expected to result in         grantor) is permanently disabled. The letter must also indicate
death or to be of long-continued and indefinite duration.       the date of disability.

Distribution from an IRA or 403(b) Custodial Account            A copy of the distribution form from the custodial firm
                                                                indicating (i) the date of birth of the shareholder and
                                                                (ii) that the shareholder is over age 59-1/2 and is taking a a normal distribution--signed by the shareholder.

Distribution  from Retirement Plan                              A letter signed by the plan administrator/trustee indicating the reason for the distribution.

Excess Contributions                                            A letter from the shareholder (for an IRA) or the Plan
                                                                administrator/trustee on company letterhead indicating
                                                                the amount of the excess and whether or not taxes have
                                                                been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Quantity Discount--Class B Shares Purchased Prior to August 1, 1994

     The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchased an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                           Contingent Deferred Sales Charge
                                          as a Percentage of Dollars Invested
                                                 or Redemption Proceeds
Year Since Purchase                   ------------------------------------------
   Payment Made                       $500,001 to $1 million     Over $1 million
-------------------                   ----------------------     ---------------
First ...............................         3.0%                    2.0%
Second ..............................         2.0%                    1.0%
Third ...............................         1.0%                      0%
Fourth and thereafter ...............           0%                      0%

     You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

Exchange Privilege

     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

     Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

     The following money market funds participate in the Class A Exchange
Privilege:

          Prudential California Municipal Fund
            (California Money Market Series)

          Prudential Government Securities Trust
            (Money Market Series) (U.S.
            Treasury Money Market Series)

          Prudential Municipal Series Fund
            (Connecticut Money Market Series)
            (Massachusetts Money Market Series)
            (New Jersey Money Market Series)
            (New York Money Market Series)

          Prudential MoneyMart Assets

          Prudential Tax-Free Money Fund

     Class B and Class C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

     Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.


     At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B and Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively, of other funds without being subject to any CDSC.


     Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $4,800 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2007, the cost of four years at a private college could reach $163,000 and $97,000 at a public university.1

     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

     Period of
     Monthly investments:   $ 100,000   $ 150,000   $ 200,000   $ 250,000
     --------------------   ---------   ---------   ---------   ---------
     25 Years ...........   $     110   $     165   $     220   $     275
     20 Years ...........         176         264         352         440
     15 Years ...........         296         444         592         740
     10 Years ...........         555         833       1,110       1,388
     5 Years ............       1,371       2,057       2,742       3,428

See "Automatic Savings Accumulation Plan."
-------------

1 Source information concerning the costs of education at public universities is available from The College Board Annual Survey of Colleges, 1992. Information about the costs of private colleges is from the Digest of Education Statistics, 1992; The National Center for Education Statistics; and the U.S. Department of Education. Average costs for private institutions include tuition, fees, room and board.

2 The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Savings Accumulation Plan (ASAP)

     Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

     Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

Systematic Withdrawal Plan

     A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

     In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment
Account-Automatic Reinvestment of Dividends and/or Distributions."

     Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

Tax-Deferred Retirement Plans

     Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

Tax-Deferred Retirement Accounts

     Individual Retirement Accounts. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           Tax-Deferred Compounding1

     Contributions                               Personal
     Made Over:                                  Savings             IRA
     --------------                              --------          --------
     10 years .........................          $ 26,265          $ 31,291
     15 years .........................            44,675            58,649
     20 years .........................            68,109            98,846
     25 years .........................            97,780           157,909
     30 years .........................           135,346           244,692

-----------

1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

                                NET ASSET VALUE


     Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market maker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of the commodities exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time.

     Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                            PERFORMANCE INFORMATION

     Average Annual Total Return. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

     Average annual total return is computed according to the following formula:

                                 P(1+T)n = ERV

        Where:   P = a hypothetical initial payment of $1000.

                 T = average annual total return.

                 n = number of years.

                 ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

     The average annual total return for Class A shares for the one year and since inception (June 29, 1990) periods ended April 30, 1995 was 6.5% and 10.5%, respectively. The average annual total return for Class B shares for the one year and since inception (June 29, 1990) periods ended April 30, 1995 was 6.3% and 10.7%, respectively. The average annual total return for Class C shares for the period since inception (August 1, 1994) through April 30, 1995 was 5.6%.


     Aggregate Total Return. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------
                                       P

Where:            P  = a hypothetical initial payment of $1000.
                 ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     The aggregate total return for Class A shares for the one year and since inception (June 29, 1990) periods ended April 30, 1995 was 12.2% and 70.4%, respectively. The aggregate total return for Class B shares for the one year and since inception periods ended April 30, 1995 was 11.3% and 64.1%, respectively. The aggregate total return for Class C shares for the period since inception (August 1, 1994) through April 30, 1995 was 6.6%.


     Yield. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                   YIELD = 2

                                      a-b    +1  6
                                ---------------- -1
                                       cd

Where:         a = dividends and interest earned during the period.

               b = expenses accrued for the period (net of reimbursements).

               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

               d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


     The Fund's 30-day yields for the period ended April 30, 1995 were(.63)%, (1.39)% and (1.39)% for the Class A, Class B and Class C shares, respectively.

     From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.1

                    A Look At Performance Over the Long-Term
                                  (1926-1992)

                               Insert Graph Here

1 Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1993
  Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund.

                          DIVIDENDS AND DISTRIBUTIONS

     The Fund expects to pay dividends of net investment income semi-annually. Net capital gains, if any, will be distributed at least annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will offset capital gains. Dividends and distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the shareholder elects in writing not less than five full business days prior to the record date to receive such distributions in cash.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of capital gains, if any, will be in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

                                     TAXES

     The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains, and permits net capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in such prior year. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

     Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund derives less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in foreign securities), and (c) the Fund must diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).

     The Fund is required under the Internal Revenue Code to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year any undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purpose of this excise tax, income on which the Fund pays income tax is treated as distributed.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or a call thereon or makes a short sale against-the-box. Other gains or losses on the sale of securities will be short-term capital gains or losses. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. Certain transactions of the Fund may be subject to wash sale, short sale and straddle provisions of the Internal Revenue Code. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

     Special rules will apply to most options on stock indices, futures contracts and options thereon, and forward foreign currency exchange contracts in which the Fund may invest. See "Investment Objective and Policies." These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at market value. Except with respect to forward foreign currency exchange contracts, 60% of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. The Fund's ability to invest in forward foreign currency exchange contracts, options on equity securities and on stock indices, futures contracts and options thereon may be affected by the 30% limitation on gains derived from securities held less than three months, discussed above.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any taxable ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her shares.


     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.


     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Prior to purchasing shares of the Fund, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Dividends and distributions may also be subject to state and local taxes.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.

     Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes, if any, paid by the Fund will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid by the Fund and (b) the portion of the dividend which represents income derived from foreign sources. The Fund does not expect to meet the requirements necessary to "pass through" foreign taxes.

                        CUSTODIAN, TRANSFER AND DIVIDEND
                  DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

     Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended April 30, 1995, the Fund incurred fees of approximately $277,000 for the services of PMS.

     Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

PRUDENTIAL MULTI-SECTOR FUND, INC.          Portfolio of Investments
                                                      April 30, 1995

                                               Value
Shares                Description             (Note 1)
             LONG-TERM INVESTMENTS--87.6%
             COMMON STOCKS--86.9%
             Auto Sector--2.1%
 451,000     Fiat SpA* (ADR) (Italy)......  $  1,835,614
 135,000     Ford Motor Co................     3,645,000
                                            ------------
                                               5,480,614
                                            ------------
             Basic Industry Sector--9.0%
 140,000     Cominco, Ltd.* (Canada)......     4,283,667
  41,800     European Vinyls Corp.,
               Int'l.* (Netherlands)......     1,843,362
  37,200     General Electric Co..........     2,083,200
  75,000     Hylsamex* S.A. (ADR)
               (Mexico)...................     1,059,375
  75,000     National Steel Corp.*........       956,250
  70,000     Owens-Corning Fiberglass
               Corp.*.....................     2,563,750
  35,000     Philips Electronics N.V......     1,347,500
  50,000     Ply Gem Industries, Inc......       831,250
 107,800     Quad Systems Corp.*..........       862,400
  74,400     TJ International, Inc........     1,264,800
  70,000     Trinity Industries, Inc......     2,703,750
  75,000     Uniphase Corp.*..............     1,481,250
 175,000     Ventritex, Inc.*.............     2,625,000
                                            ------------
                                              23,905,554
                                            ------------
             Consumer Goods & Services Sector--6.1%
  60,800     Federal Express Corp.*.......     4,134,400
 190,000     Fruit of the Loom, Inc.*.....     4,940,000
  52,400     Nissen Co., Ltd. (Japan).....     1,662,104
 100,000     RJR Nabisco Holdings Corp....     2,737,500
 135,000     Stone Container Corp.*.......     2,683,125
                                            ------------
                                              16,157,129
                                            ------------
             Energy Sector--10.8%
 130,000     Baker Hughes, Inc............     2,925,000
             Enterprise Oil PLC., (ADR)
  54,100       (United Kingdom)...........     1,068,475
  73,500     Exxon Corp...................     5,117,437
 465,000     Mesa, Inc.*..................     2,673,750
 128,500     Noble Drilling Corp.*........       851,313
 139,500     Oryx Energy Co...............     1,918,125
 118,900     Repsol S.A. (ADR) (Spain)....     3,804,800
  72,200     Rigel Energy Corp.*..........       731,025
 200,000     Rowan Cos., Inc.*............  $  1,375,000
  70,000     Sonat Offshore Drilling,
               Inc........................     1,890,000
 112,800     Talisman Energy, Inc.*
               (Canada)...................     2,166,201
  21,300     Weatherford International,
               Inc........................       234,300
 190,000     YPF Sociedad Anonima (ADR)
               (Argentina)................     3,847,500
                                            ------------
                                              28,602,926
                                            ------------
             Financial Services Sector--17.9%
 121,400     Ahmanson (H.F.) & Co.........     2,549,400
 319,597     Banco Wiese (ADR) (Peru).....     2,876,373
  10,700     Berkley (W.R.) Corp..........       401,250
  80,500     Citicorp.....................     3,733,187
 129,000     Dean Witter, Discover &
               Co.........................     5,466,375
  67,500     Federal National Mortgage
               Assoc......................     5,956,875
  82,000     Manufactured Home
               Communities, Inc...........     1,291,500
  75,000     NationsBank Corp.............     3,750,000
  65,500     PMI Group, Inc.*.............     2,439,875
  50,200     Republic New York Corp.......     2,403,325
 105,000     Salomon, Inc.................     3,793,125
 171,500     SunAmerica, Inc..............     8,403,500
 107,000     Travelers Inc................     4,427,125
                                            ------------
                                              47,491,910
                                            ------------
             Health Care Sector--11.1%
  25,900     Akzo N.V. (ADR)
               (Netherlands)..............     1,502,200
  75,000     Columbia Healthcare Corp.....     3,150,000
 100,000     Forest Laboratories, Inc.*...     4,500,000
 151,500     Glaxo Holdings PLC (ADR)
               (United Kingdom)...........     3,579,188
  60,000     Merck & Co., Inc.............     2,572,500
 165,000     National Medical Enterprises,
               Inc.*......................     2,805,000
  75,000     Ostex International, Inc.*...       665,625
  63,300     Physician Corp. of America,
               Inc.*......................     1,131,488
     660     Roche Holdings, Ltd.
               (Switzerland)..............     3,981,931
  64,700     St. Jude Medical, Inc.*......     2,782,100
  99,500     U.S. HealthCare, Inc.........     2,661,625
                                            ------------
                                              29,331,657
                                            ------------

                                    B-30     See Notes to Financial Statements.

PRUDENTIAL MULTI-SECTOR FUND, INC.

                                               Value
Shares                Description             (Note 1)
             Leisure Sector--1.1%
 117,300     Carnival Cruise Lines,
               Inc........................  $  2,917,837
                                            ------------
             Precious Metals Sector--1.3%
 280,000     Santa Fe Pacific Gold
               Corp.......................     3,535,000
                                            ------------
             Public Utilities Sector--0.9%
  80,000     Telefonos de Mexico S.A.
               (ADR) (Mexico).............     2,420,000
                                            ------------
             Retailing Sector--3.2%
  93,000     Au Bon Pain Co., Inc.*.......     1,255,500
  37,200     Burlington Northern, Inc.....     2,213,400
 135,900     Caldor Corp.*................     2,633,062
  91,000     Dillard Department Stores,
               Inc........................     2,354,625
                                            ------------
                                               8,456,587
                                            ------------
             Technology Sector--20.1%
  50,000     Applied Materials, Inc.*.....     3,081,250
  65,000     Aspen Technology, Inc.*......     1,348,750
  75,000     Bay Networks*................     2,728,125
 100,000     Chipcom Corp.*...............     3,275,000
  90,000     Cisco Systems, Inc.*.........     3,588,750
  79,000     Compaq Computer Corp.*.......     3,002,000
  65,000     Computer Associates Int'l.,
               Inc........................     4,184,375
  31,500     Diamond Multimedia Systems,
               Inc.*......................       630,000
 112,900     EMC Corp.*...................     2,229,775
  30,500     Intel Corp...................     3,122,437
  50,000     Motorola, Inc................     2,843,750
 230,000     NEXTEL Communications,
               Inc.*......................     3,708,750
  70,000     Seagate Technology, Inc.*....     2,231,250
  70,000     Silicon Graphics, Inc.*......     2,625,000
 130,000     Sun Microsystems, Inc.*......     5,183,750
  58,000     Sybase, Inc.*................     1,406,500
 175,000     Tandem Computers, Inc.*......     2,231,250
  21,500     Veeco Instruments, Inc.*.....       309,063
 102,300     VeriFone, Inc.*..............     2,416,838
 145,000     VLSI Technology, Inc.*.......     3,090,312
                                            ------------
                                              53,236,925
                                            ------------
             Transportation Sector--3.3%
 213,900     Canadian Pacific, Ltd.
               (Canada)...................  $  3,261,975
 108,100     Carolina Freight Corp........       986,413
  70,000     Illinois Central Corp........     2,458,750
  21,700     Kansas City Southern
               Industries, Inc............       813,750
 110,300     Methanex Corp.* (Canada).....     1,155,377
                                            ------------
                                               8,676,265
                                            ------------
             Total common stocks
             (cost $217,070,288)..........   230,212,404
                                            ------------
             CONVERTIBLE PREFERRED STOCK--0.7%
             Basic Industry Sector
  16,000     Alumax, Inc.
               (cost $1,351,972)..........     1,932,000
                                            ------------
             Total long-term investments
             (cost $218,422,260)..........   232,144,404
                                            ------------

Principal
 Amount      SHORT-TERM INVESTMENTS--13.8%
  (000)      U.S. Government Securities--9.5%
---------
             U.S. Treasury Bills,
$    500 #   5.76%, 5/11/95...............       499,200
   1,000 #   5.72%, 5/18/95...............       997,334
   1,700 #   5.685%, 6/1/95...............     1,691,678
   1,000     5.855%, 6/8/95...............       993,910
     825 #   5.685%, 6/15/95..............       819,137
   1,000     5.73%, 6/15/95...............       992,838
  20,000     5.69%, 11/16/95..............    19,269,642
                                            ------------
             Total U.S. Government
               Securities
             (cost $25,263,739)...........    25,263,739
                                            ------------
             Repurchase Agreement--4.3%
  11,447     Joint Repurchase Agreement
               Account,
             5.93%, 5/1/95, (Note 5)
               (cost $11,447,000).........    11,447,000
                                            ------------
             Total short-term investments
             (cost $36,710,739)...........    36,710,739
                                            ------------

                                    B-31     See Notes to Financial Statements.

PRUDENTIAL MULTI-SECTOR FUND, INC.

                                               Value
 Shares              Description             (Note 1)
             Total investments before
               short sales--101.4%
             (cost $255,132,999; Note
               4).........................  $268,855,143
                                            ------------
             COMMON STOCKS SOLD SHORT*--(2.6%)
             Basic Industry Sector--(0.5%)
 100,000     Centocor, Inc................    (1,412,500)
                                            ------------
             Consumer Goods & Services Sector--(0.8%)
  15,000     NIKE, Inc....................    (1,149,375)
  30,000     Reebok International.........      (937,500)
                                            ------------
                                              (2,086,875)
                                            ------------
             Retailing Sector--(1.3%)
  30,000     AutoZone, Inc................      (693,750)
  50,000     Cracker Barrel Old Country,
               Inc........................    (1,062,500)
  20,000     PETsMART, Inc................      (667,500)
  38,000     Starbucks Corp...............      (893,000)
                                            ------------
                                              (3,316,750)
                                            ------------
             Total common stocks sold
               short
               (proceeds $7,577,839)......    (6,816,125)
                                            ------------
             Total investments, net of
               short sales--98.8%.........   262,039,018
             Other assets in excess of
               other
               liabilities--1.2%..........     3,057,107
                                            ------------
             Net Assets--100%.............  $265,096,125
                                            ============



---------------
* Non-income producing security.
# Pledged as collateral on short sales.
ADR--American Depository Receipt.
                                    B-32     See Notes to Financial Statements.

 PRUDENTIAL MULTI-SECTOR FUND, INC.
 Statement of Assets and Liabilities

Assets                                                                                      April 30, 1995
                                                                                           ----------------
Investments, at value (cost $255,132,999)...............................................     $268,855,143
Foreign currency, at value (cost $1,068)................................................            1,121
Deposits with broker for securities sold short..........................................        7,577,839
Receivable for investments sold.........................................................        3,232,149
Receivable for Fund shares sold.........................................................          871,730
Forward currency contracts-amount receivable from counterparties........................          332,945
Interest and dividends receivable.......................................................          231,498
Deferred expenses and other assets......................................................           13,569
                                                                                           ----------------
  Total assets..........................................................................      281,115,994
                                                                                           ----------------
Liabilities
Investments sold short, at value (proceeds $7,577,839)..................................        6,816,125
Payable for investments purchased.......................................................        5,610,445
Payable for Fund shares reacquired......................................................        2,139,927
Forward currency contracts - amount payable to counterparties...........................          838,084
Accrued expenses and other liabilities..................................................          310,174
Distribution fee payable................................................................          167,074
Management fee payable..................................................................          138,040
                                                                                           ----------------
  Total liabilities.....................................................................       16,019,869
                                                                                           ----------------
Net Assets..............................................................................     $265,096,125
                                                                                           ----------------
                                                                                           ----------------
Net assets were comprised of:
  Common stock, at par..................................................................     $     19,875
  Paid-in capital in excess of par......................................................      239,687,667
                                                                                           ----------------
                                                                                              239,707,542
  Undistributed net investment income...................................................           22,179
  Accumulated net realized capital and currency gains...................................       11,387,268
  Net unrealized appreciation on investments and foreign currencies.....................       13,979,136
                                                                                           ----------------
Net assets, April 30, 1995..............................................................     $265,096,125
                                                                                           ----------------
                                                                                           ----------------
Class A:
  Net asset value and redemption price per share
    ($76,034,667 / 5,653,135 shares of common stock issued and outstanding).............           $13.45
  Maximum sales charge (5.00% of offering price)........................................              .71
                                                                                           ----------------
  Maximum offering price to public......................................................           $14.16
                                                                                           ----------------
                                                                                           ----------------
Class B:
  Net asset value, offering price and redemption price per share
    ($185,474,014 / 13,951,887 shares of common stock issued and outstanding)...........           $13.29
                                                                                           ----------------
                                                                                           ----------------
Class C:
  Net asset value, offering price and redemption price per share
    ($3,587,444 / 269,856 shares of common stock issued and outstanding)................           $13.29
                                                                                           ----------------
                                                                                           ----------------

See Notes to Financial Statements.
                                      B-33

 PRUDENTIAL MULTI-SECTOR FUND, INC.
 Statement of Operations

                                         Year Ended
                                          April 30,
Net Investment Income                       1995
                                         -----------
Income
  Dividends (net of foreign withholding
    taxes of $100,984).................  $ 2,295,606
  Interest and discount earned.........    2,226,288
                                         -----------
    Total income.......................    4,521,894
                                         -----------
Expenses
  Management fee.......................    1,389,386
  Distribution fee--Class A............      148,289
  Distribution fee--Class B............    1,532,086
  Distribution fee--Class C............       12,272
  Transfer agent's fees and expenses...      317,000
  Reports to shareholders..............      277,000
  Custodian's fees and expenses........      265,000
  Registration fees....................      124,000
  Legal fees and expenses..............       52,500
  Amortization of organization
  expense..............................       45,000
  Directors' fees......................       37,500
  Audit fee............................       30,000
  Miscellaneous........................        9,066
                                         -----------
    Total expenses.....................    4,239,099
                                         -----------
Net investment income..................      282,795
                                         -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
  Security transactions................   20,552,418
  Short sale transactions..............    1,251,132
  Foreign currency transactions........     (128,118)
  Financial futures contracts..........   (1,523,750)
                                         -----------
                                          20,151,682
                                         -----------
Net change in unrealized appreciation
  on:
  Securities...........................    3,098,459
  Short sales..........................      557,238
  Foreign currencies...................     (285,206)
                                         -----------
                                           3,370,491
                                         -----------
Net gain on investments and foreign
  currency transactions................   23,522,173
                                         -----------
Net Increase in Net Assets Resulting
from Operations........................  $23,804,968
                                         -----------
                                         -----------

 PRUDENTIAL MULTI-SECTOR FUND, INC.
 Statement of Changes in Net Assets

                               Year Ended April 30,
                           ----------------------------
Increase in Net Assets         1995            1994
                           ------------    ------------
Operations
  Net investment
  income.................  $    282,795    $    956,693
  Net realized gain on
    investments and
    foreign currency
    transactions.........    20,151,682      22,140,711
  Net change in
    unrealized
    appreciation of
    investments..........     3,370,491      (5,325,410)
                           ------------    ------------
  Net increase in net
    assets resulting from
    operations...........    23,804,968      17,771,994
                           ------------    ------------
Net equalization
  credits................        72,776         152,418
                           ------------    ------------
Dividends and
  distributions (Note 1)
  Dividends from net
    investment income
    Class A..............            --        (724,102)
    Class B..............            --        (736,046)
    Class C..............            --              --
                           ------------    ------------
                                     --      (1,460,148)
                           ------------    ------------
  Distributions from net
    capital and currency
    gains
    Class A..............    (5,260,734)     (5,543,404)
    Class B..............   (13,945,867)    (12,086,917)
    Class C..............       (48,280)             --
                           ------------    ------------
                            (19,254,881)    (17,630,321)
                           ------------    ------------
Fund share transactions
  (net of conversion)
  (Note 6)
  Net proceeds from Fund
    shares subscribed....   131,985,932      81,243,634
  Net asset value of Fund
    shares issued in
    reinvestment of
    dividends and
    distributions........    17,954,751      17,794,396
  Cost of shares
  reacquired.............   (70,803,068)    (52,846,996)
                           ------------    ------------
  Net increase in net
    assets from Fund
    share transactions...    79,137,615      46,191,034
                           ------------    ------------
Total increase...........    83,760,478      45,024,977
Net Assets
Beginning of year........   181,335,647     136,310,670
                           ------------    ------------
End of year..............  $265,096,125    $181,335,647
                           ------------    ------------
                           ------------    ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                      B-34

 PRUDENTIAL MULTI-SECTOR FUND, INC.
 Notes to Financial Statements

    Prudential Multi-Sector Fund, Inc. (the ``Fund''), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on February 21, 1990 and had no operations until May 11, 1990 when 4,398 shares each of Class A and Class B common stock were sold for $100,000 to Prudential Mutual Fund Management, Inc. (``PMF''). Investment operations commenced June 29, 1990. The Fund's investment objective is long-term growth of capital by primarily investing in equity securities of companies in various economic sectors.

 Note 1. Accounting           The following is a summary of significant
 Policies                     accounting policies followed by the Fund in the
                              preparation of its financial statements.

Securities Valuation: Investments, including options, traded on a national securities exchange and NASDAQ national market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sales were reported on that date are valued at the mean between the last reported bid and asked prices. Stock options traded on national securities exchanges are valued at the closing prices on such exchanges. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange.

   (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

   Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains on security transactions.

   Net realized loss on foreign currency transactions of $128,118 represents net foreign exchange losses from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are
                                      B-35
valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin.'' Subsequent payments, known as ``variation margin,'' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realized a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. There were no financial futures contracts outstanding at April 30, 1995.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Net investment income, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.

Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A.'s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the fiscal year ended April 30 1995, the Fund reclassified $177,685 of foreign currency losses which were recognized for tax purposes in the current fiscal year by increasing undistributed net investment income and decreasing accumulated net realized capital and currency gains. Net investment income, net realized gains, and net assets were not affected by this change.

Taxes: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

   Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Deferred Organizational Expenses: Approximately $225,000 of expenses were incurred in connection with the organization and initial registration of the Fund. This amount
                                      B-36
is being amortized over a period of 60 months from the date investment operations commenced.

Note 2. Agreements            The Fund has a management
                              agreement with PMF. Pursuant to this agreement,
PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

   The management fee paid PMF is computed daily and payable monthly, at an annual rate of .65 of 1% of the Fund's average daily net assets.

   The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

   On July 19, 1994, shareholders of the Fund approved amendments to the Class A and Class B Plans under which the distribution plans became compensation plans, effective August 1, 1994. Prior thereto, the distribution plans were reimbursement plans under which PMFD and PSI were reimbursed for expenses actually incurred by them up to the amount permitted under the Class A and Class B Plans, respectively. The Fund is not obligated to pay any prior or future excess distribution costs (costs incurred by the Distributors in excess of distribution fees paid by the Fund and contingent deferred sales charges received by the Distributors). The rate of the distribution fees charged to Class A and Class B shares of the Fund did not change under the amended plans of distribution. The Fund began offering Class C shares on August 1, 1994.

   Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets of both the Class B and C shares for the year ended April 30, 1995.

   PMFD has advised the Fund that it has received approximately $238,700 in front-end sales charges resulting from sales of Class A shares during the year ended April 30 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons and incurred other distribution costs.

   PSI has advised the Fund that for the year ended April 30, 1995, it received approximately $351,300 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders.

   PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices, Inc. (``PMFS''), a
with Affiliates               wholly-owned subsidiary of
                              PMF, serves as the Fund's transfer agent. During
the year ended April 30, 1995, the Fund incurred fees of approximately $277,000 for the services of PMFS. As of April 30, 1995, approximately $29,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

   For the year ended April 30, 1995, PSI earned approximately $28,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the year ended April
30, 1995 aggregated $275,090,519 and $229,098,513, respectively.

   The federal income tax basis of the Fund's investments at April 30, 1995 was $255,829,870 and, accordingly, net unrealized appreciation for federal income tax purposes was $13,025,273 (gross unrealized appreciation--$25,069,291, gross unrealized depreciation--$12,044,018).
                                      B-37

   At April 30, 1995, the Fund had outstanding forward currency contracts to purchase and sell foreign currency as follows:

                               Value at
     Foreign Currency      Settlement Date    Current     Appreciation/
    Purchase Contract          Payable         Value     (Depreciation)
-------------------------- ----------------  ----------  ---------------
Finnish Markka,
  expiring 6/01/95            $   3,379,481  $3,409,222     $     29,741
Japanese Yen,
  expiring 5/02/95                3,577,700   3,875,507          297,807
                           ----------------  ----------  ---------------
                              $   6,957,181  $7,284,729     $    327,548
                           ----------------  ----------  ---------------
                           ----------------  ----------  ---------------

                            Value at
   Foreign Currency     Settlement Date     Current     Appreciation/
    Sale Contracts         Receivable        Value     (Depreciation)
----------------------- ----------------  -----------  ---------------
Finnish Markka,
  expiring 6/01/95        $    3,140,567  $ 3,409,222     $   (268,655)
Japanese Yen,
  expiring
  5/02/95-8/02/95              4,825,109    5,384,624         (559,515)
Swiss Francs,
  expiring 6/30/95             3,300,000    3,304,517           (4,517)
                        ----------------  -----------  ---------------
                          $   11,265,676  $12,098,363     $   (832,687)
                        ----------------  -----------  ---------------
                        ----------------  -----------  ---------------


Note 5. Joint                 The Fund, along with other
Repurchase                    affiliated registered invest-
Agreement Account             ment companies, transfers
                              uninvested cash balances into a single joint
account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 1995, the Fund had a 1.7% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represents $11,447,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:

   Bear, Stearns & Co., Inc., 5.92%, in the principal amount of $125,000,000, repurchase price $125,061,666, due 5/1/95. The value of the collateral including accrued interest is $127,647,875.

   UBS Securities Inc., 5.93%, in the principal amount of $100,000,000, repurchase price $100,049,416, due 5/1/95. The value of the collateral including accrued interest is $102,001,215.

   Morgan Stanley and Co., Inc., 5.93%, in the principal amount of $225,000,000, repurchase price $225,111,187, due 5/1/95. The value of the collateral including accrued interest is $229,982,534.

   CS First Boston Corp., 5.93%, in the principal amount of $225,000,000, repurchase price $225,111,187, due 5/1/95. The value of the collateral including accrued interest is $229,725,279.

Note 6. Capital               The Fund offers Class A,
                              Class B and Class C shares. Class A shares are
sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.

   The Fund has authorized 2 billion shares of common stock, $.001 par value per share, equally divided into three classes, designated Class A, B and Class C common stock.

   Transactions in shares of common stock were as follows:

Class A                                 Shares           Amount
---------------------------------  ----------------   ------------
Year ended April 30, 1995:
Shares sold......................      3,485,186      $ 45,817,949
Shares issued in reinvestment of
  distributions..................        389,581         5,024,771
Shares reacquired................     (2,985,480)      (39,186,110)
                                   ----------------   ------------
Net increase in shares
  outstanding before
  conversion.....................        889,287        11,656,610
Shares issued upon conversion
  from Class B...................        733,225         9,121,406
                                   ----------------   ------------
Net increase in shares
  outstanding....................      1,622,512      $ 20,778,016
                                   ----------------   ------------
                                   ----------------   ------------
Year ended April 30, 1994:
Shares sold......................      2,294,758      $ 31,099,578
Shares issued in reinvestment of
  dividends and distributions....        451,690         5,953,064
Shares reacquired................     (2,004,567)      (26,983,820)
                                   ----------------   ------------
Net increase in shares
  outstanding....................        741,881      $ 10,068,822
                                   ----------------   ------------
                                   ----------------   ------------
Class B
Year ended April 30, 1995:
Shares sold......................      6,351,539      $ 82,308,938
Shares issued in reinvestment of
  distributions..................      1,004,374        12,882,502
Shares reacquired................     (2,410,850)      (31,149,102)
                                   ----------------   ------------
Net increase in shares
  outstanding before
  conversion.....................      4,945,063        64,042,338
Shares reacquired upon conversion
  from Class A...................       (725,642)       (9,121,406)
                                   ----------------   ------------
Net increase in shares
  outstanding....................      4,219,421      $ 54,920,932
                                   ----------------   ------------
                                   ----------------   ------------

Class B                                 Shares           Amount
---------------------------------  ----------------   ------------
Year ended April 30, 1994:
Shares sold......................      3,671,115      $ 50,144,056
Shares issued in reinvestment of
  dividends and distributions....        900,324        11,841,332
Shares reacquired................     (1,905,508)      (25,863,176)
                                   ----------------   ------------
Net increase in shares
  outstanding....................      2,665,931      $ 36,122,212
                                   ----------------   ------------
                                   ----------------   ------------
Class C
---------------------------------
August 1, 1994* through
  April 30, 1995:
Shares sold......................        303,058      $  3,859,045
Shares issued in reinvestment of
  distributions..................          3,797            47,478
Shares reacquired................        (36,999)         (467,856)
                                   ----------------   ------------
Net increase in shares
  outstanding....................        269,856      $  3,438,667
                                   ----------------   ------------
                                   ----------------   ------------

---------------
* Commencement of offering of Class C shares.

Note 7. Distributions         On June 15, 1995 the Board
                              of Directors of the Fund announced a dividend from
net investment income of $.040, $.015 and $.015 per Class A, B and C shares, respectively and a distribution from net capital and currency gains to Class A, B and C shareholders of $.69 per share, payable on June 22, 1995 to shareholders of record on June 19, 1995.

Note 8. Proposed              On March 16, 1995, the
Reorganization                Board of Directors of the
                              Fund approved an Agreement and Plan of
Reorganization (the ``Plan'') which provides for the transfer of substantially all of the assets and liabilities of the Prudential Strategist Fund, Inc. (``Strategist'') to the Fund. Class A, Class B and Class C shares of Strategist would be exchanged at net asset value for Class A, Class B and Class C shares, respectively, of equivalent value of the Fund.

   The Plan was approved by Strategist shareholders on June 9, 1995. It is expected that the reorganization will take place in late June 1995. The Fund and Strategist will each bear their pro-rata share of the costs of the reoganization, including costs of proxy solicitation.

 PRUDENTIAL MULTI-SECTOR FUND, INC.
 Financial Highlights

                                   Class A                                              Class B                          Class C
               ------------------------------------------------   ----------------------------------------------------   --------
                                                      June 29,                                               June 29,   August 1,
                                                       1990(D)                                                1990(D)     1994@
                                                       Through                                                Through    Through
PER SHARE              Years Ended April 30,            April               Years Ended April 30,              April      April
OPERATING      -------------------------------------     30,      -----------------------------------------     30,        30,
PERFORMANCE:   1995**     1994      1993      1992       1991      1995**      1994       1993       1992       1991      1995**
               -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------
Net asset
  value,
  beginning
  of
  period.....  $ 13.21   $ 13.19   $ 12.51   $ 12.10   $  11.37   $  13.16   $  13.15   $  12.47   $  12.06   $  11.37   $  13.74
               -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------
Income from
  investment
  operations:

Net
  investment
  income
  (loss).....      .09       .18       .30       .23        .40       (.01)       .07        .19        .13        .32         --

Net realized
  and
  unrealized
  gain on
  investments
  and
  foreign
  currency
  transactions    1.44      1.64      1.47       .50        .59       1.43       1.63       1.47        .51        .59        .84
               -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------

  Total from
   investment
operations...     1.53      1.82      1.77       .73        .99       1.42       1.70       1.66        .64        .91        .84
               -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------
Less
distributions:
Dividends
  from net
  investment
  income.....       --      (.21)     (.30)     (.30)      (.26)        --       (.10)      (.19)      (.21)      (.22)        --

Distributions
  from net
  capital and
  currency
  gains......    (1.29)    (1.59)     (.79)     (.02)        --      (1.29)     (1.59)      (.79)      (.02)        --      (1.29)
               -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------

  Total
  distributions  (1.29)    (1.80)    (1.09)     (.32)      (.26)     (1.29)     (1.69)      (.98)      (.23)      (.22)     (1.29)
               -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------
Net asset
  value, end
  of
  period.....  $ 13.45   $ 13.21   $ 13.19   $ 12.51   $  12.10   $  13.29   $  13.16   $  13.15   $  12.47   $  12.06   $  13.29
               -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------
               -------   -------   -------   -------   --------   --------   --------   --------   --------   --------   --------

TOTAL
  RETURN#....    12.15%    14.16%    15.14%     6.16%     17.64%     11.31%     13.22%     14.13%      5.39%     16.14%      6.62%
RATIOS/SUPPLEMENTAL
  DATA:

Net assets,
  end of
  period
  (000)......  $76,035   $53,237   $43,390   $52,625   $ 59,085   $185,474   $128,098   $ 92,921   $108,276   $ 99,537   $  3,587

Average net
  assets
  (000)......  $59,316   $49,840   $46,890   $57,403   $ 55,545   $153,209   $108,981   $ 99,072   $108,510   $ 82,890   $  1,653

Ratios to average net
  assets:##
  Expenses,
    including
 distribution
    fees.....     1.44%     1.30%     1.28%     1.29%      1.35%*     2.19%      2.08%      2.08%      2.09%      2.15%*     2.37%*

  Expenses,
    excluding
 distribution
    fees.....     1.19%     1.08%     1.08%     1.09%      1.15%*     1.19%      1.08%      1.08%      1.09%      1.15%*     1.37%*

  Net
   investment
    income
    (loss)...      .68%     1.15%     2.44%     1.83%      4.28%*     (.07)%      .35%      1.64%      1.03%      3.39%*      .03%*

Portfolio
  turnover...      122%      110%      209%      147%       253%       122%       110%       209%       147%       253%       122%

---------------
   * Annualized.
  ** Calculated based upon weighted average shares outstanding during the year.
 (D) Commencement of investment operations.
   @ Commencement of offering of Class C shares.
   # Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
  ## Because of the event referred to in @ and the timing of such, the ratios for Class C shares are not necessarily comparable to that of Class A or B shares and are not necessarily indicative of future ratios.

See Notes to Financial Statements.
                                      B-40

                          INDEPENDENT AUDITORS' REPORT
The Shareholders and Board of Directors of
Prudential Multi-Sector Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Prudential Multi-Sector Fund, Inc., including the portfolio of investments, as of April 30, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period June 29, 1990 (commencement of investment operations) to April 30, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at April 30, 1995, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Multi-Sector Fund, Inc. at April 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
June 15, 1995

                     APPENDIX--HISTORICAL PERFORMANCE DATA

     The historical performance information contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager with the exception of that contained in the third table.

Average Annual Total Returns of Major World Stock Markets
(1985 - 1994) (in U.S. dollars)




                               CAMERA READY GRAPH




     Source: Morgan Stanley Capital International. Morgan Stanley country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

                               CAMERA READY GRAPH




     Source: "Stocks, Bonds, Bills and Inflation 1994 Yearbook,(TM)" Ibbotson Associates, annually updates work by Roger Ibbotson and Rex Sinquefeld. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any portfolio.

     Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long term.

     Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund.

     Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

     Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond.

     Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not.

     Inflation is measured by the consumer price index (CPI).

Historical U.S. Stock Market Sector Performance (total return)




                               CAMERA READY GRAPH




     Source: Prudential Investment Advisors. Total return includes capital appreciation and the reinvestment of distributions. This table is for illustrative purposes only and is not indicative of the past, present or future performance of the Fund. This table highlights stock sectors that are represented in the S&P 500. The S&P 500 is an unmanaged index made up of 500 of the largest U.S. stocks based on their market value. Investors cannot invest directly in stock indices.

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to May 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           Historical Total Returns of Different Bond Market Sectors

                                                                                                                YTD
                            '87      '88       '89       '90         '91      '92      '93          '94         5/95
-------------------------------------------------------------------------------------------------------------------------------
  U.S. Government
  Treasury
  Bonds1                     2.0%    7.0%      14.4%     8.5%       15.3%     7.2%     10.7%       (3.4)%      10.3%
-------------------------------------------------------------------------------------------------------------------------------
  U.S. Government
  Mortgage
  Securities2                4.3%    8.7%      15.4%    10.7%       15.7%     7.0%      6.8%       (1.60)%     10.1%
-------------------------------------------------------------------------------------------------------------------------------
  U.S. Investment Grade
  Corporate
  Bonds3                     2.6%    9.2%      14.1%     7.1%       18.5%     8.7%     12.2%       (3.9)%      12.8%
-------------------------------------------------------------------------------------------------------------------------------
  U.S.
  High Yield
  Corporate
  Bonds4                     5.0%   12.5%       0.8%    (9.6)%      46.2%    15.8%     17.1%       (1.0)%      11.7%
-------------------------------------------------------------------------------------------------------------------------------
  World
  Government
  Bonds5                    35.2%    2.3%      (3.4)%   15.3%       16.2%     4.8%     15.1%        6.0%       19.4%
===============================================================================================================================
  Difference between
  highest and lowest
  return percent            33.2    10.2       18.8     24.9        30.9     11.0      10.3         9.9         9.3

1 Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4 Lehman Brothers High Yield Bond Index is an unmanaged index comprising over
  750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5 Salomon Brothers World Government Index (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

                             Prudential Mutual Funds
                         Supplement dated August 1, 1995

        The following information supplements the Statement of Additional
                 Information of each of the Funds listed below.

MANAGER

     Prudential Mutual Fund Management, Inc. (PMF or the Manager), the Manager of the Fund, is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

     Prudential is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas.

     Investment advisory services are provided to the Fund by a unit of The Prudential Investment Corporation (PIC or the Subadviser), a subsidiary of Prudential.

     From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

SHAREHOLDER INVESTMENT ACCOUNT

Mutual Fund Programs

     From time to time, the Fund (or a portfolio of the Fund, if applicable) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

APPENDIX--GENERAL INVESTMENT INFORMATION

     The following terms are used in mutual fund investing.

Asset Allocation

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

Duration

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

     Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

APPENDIX--PORTFOLIO MANAGERS

     The following information supplements only the Statement of Additional Information of the captioned Fund.

Prudential Allocation Fund (Conservative Portfolio)
Prudential Multi-Sector Fund, Inc.

     Gregory Goldberg, serves as the portfolio manager of Prudential Multi-Sector Fund, Inc. and Prudential Allocation Fund (Conservative Portfolio). In making equity investments, Mr. Goldberg generally focuses on stocks with a potential for capital appreciation. He utilizes a "bottom-up" approach, selecting stocks that, in his opinion, have strong fundamentals regardless of industry performance. He evaluates a company's earnings and balance sheet to find companies that, in his view, are leaders in their fields and have strong growth potential. With respect to fixed-income securities, Mr. Goldberg generally focuses on issues with a potential for total return, selecting securities that, in his opinion, compare favorably in terms of price and yield relative to maturity.

Prudential Equity Fund, Inc.

     Thomas R. Jackson, has served as the portfolio manager of Prudential Equity Fund, Inc. (the Fund) since 1990. He utilizes a "value" investing style in managing the Fund. Value investing is a disciplined approach which attempts to identify strong companies selling at a discount from their perceived true worth. Mr. Jackson selects stocks for the Fund's portfolio at prices which in his view are temporarily low relative to the company's earnings, assets, cash flow and dividends. He may invest in out-of-favor companies as long as they meet his strict criteria for value: financial soundness and low price relative to earnings, book value and cash flow.

Prudential Equity Income Fund

     Warren Spitz serves as the portfolio manager of Prudential Equity Income Fund. He utilizes a "value" investing style in managing the Fund. Value investing is a disciplined approach which attempts to identify strong companies that are selling at a discount from their perceived true worth. Mr. Spitz seeks to invest in companies that in his view have the potential to produce both above-average earnings and dividend growth over the long term. These types of companies are sometimes referred to as "high dividend stocks." He seeks to invest in securities at prices which in his view are temporarily low relative to the company's earnings, assets, cash flow and dividends.

Prudential Global Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.

     Daniel J. Duane, serves as the portfolio manager of Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Europe Growth Fund, Inc., and Prudential Pacific Growth Fund, Inc. Consistent with the investment objectives and policies of each Fund, Mr. Duane evaluates the economic climate in various countries and focuses on growth-oriented global equity investments. He seeks to identify long-term themes and changing economic conditions that, in his opinion, will lead to earnings growth. His portfolio management style can be referred to as "bottom up" in that his primary focus is on individual stocks. He evaluates historical business trends in the United States when looking for long-term investment opportunities abroad (the "rear view mirror" analysis). In globally-diversified portfolios, the portfolio manager generally maintains exposure to major world stock markets. Under normal market conditions, the portfolio manager seeks to keep the portfolios fully invested. Mr. Duane consults with a team of regional equity analysts who provide research on existing holdings of each Fund and on potential acquisitions.

Prudential Utility Fund, Inc.

     According to data provided by Lipper Analytical Services, Inc., Prudential Utility Fund, Inc. (the Fund) is among the oldest and largest U.S. mutual funds in the utility category of mutual funds. David Kiefer, CFA, serves as the portfolio manager of the Fund and seeks to invest in a broad range of utilities companies including electric, gas, gas pipeline, telephone communications, water and cable companies from around the world. Historically, the Fund invested in traditional types of utility companies--principally, electric, gas and telephone companies. The portfolio manager seeks to invest in companies that have the potential for above-average earnings and dividend growth over the long term and considers such factors as cash flow in selecting portfolio securities.

APPENDIX--HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

(CHART)


The following chart shows the long term performance of various asset classes and the rate of inflation.

                                    [GRAPH]

Source: Stocks, Bonds, Bills, and Inflation 1995 yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughtly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

(CHART)


     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to May 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

            HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


               YEAR                         87      88      89      90      91      92
-----------------------------------------  ------- ------- ------- ------- ------- ------
U.S. Government Treasury Bonds 1 ........    2.0%    7.0%   14.4%    8.5%   15.3%    7.2%
U.S. Government Mortgage Securities 2 ...    4.3%    8.7%   15.4%   10.7%   15.7%    7.0%
U.S. Investment Grade Corporate Bonds 3 .    2.0%    9.2%   14.1%    7.1%   18.5%    8.7%
U.S. High Yield Corporate Bonds 4. ......    5.0%   12.5%    0.8%   -9.8%   46.2%   15.8%
World Government Bonds 5 ................   35.2%    2.3%   -3.4%   15.3%   16.2%    4.8%
                                            ----    ----    ----    ----    ----    ----

Difference between highest and lowest
 return in percent ......................   39.2    10.2    18.8    24.9    30.9    11.0
                                            ----    ----    ----    ----    ----    ----
                                            ----    ----    ----    ----    ----    ----
                                                            YTD
               YEAR                         93      94      5/95
-----------------------------------------  ------- ------- -------
U.S. Government Treasury Bonds 1 ........   10.7%   -3.4%   10.3%
U.S. Government Mortgage Securities 2 ...    8.8%   -1.6%   10.1%
U.S. Investment Grade Corporate Bonds 3 .   12.2%   -3.9%   12.8%
U.S. High Yield Corporate Bonds 4. ......   17.1%   -1.0%   11.7%
World Government Bonds 5 ................   15.1%    6.0%   19.4%
                                            ----    ----    ----

Difference between highest and lowest
 return in percent ......................   10.3     9.9    9.3
                                            ----    ----    ----
                                            ----    ----    ----

(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in this index have maturities of at least one year.

(5) SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON-U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

(CHART)


This chart illustrates the performance of major world stock markets for the period from 1985 through 1994. It does not represent the performance of any Prudential Mutual Fund.

AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (1985-1994) (IN U.S. DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong                26.5%
Belgium                  24.9%
Austria                  23.3%
Netherlands              22.1%
Sweden                   21.4%
Switzerland              21.3%
France                   20.8%
Spain                    20.1%
Germany                  18.7%
United Kingdom           17.7%
Japan                    16.8%
United States            14.4%

Source: Morgan Stanley Capital International (MSCI) and Lipper Analytical New Applications. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

                                    [GRAPH]

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

WORLD STOCK MARKET CAPITALIZATION BY
               REGION

World Total: $12.4 Trillion
U.S.                               35%
Europe                             28%
Pacific Basin                      35%
Canada                              2%

Source: Morgan Stanley Capital International, December 1994. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley International (MSCI) World Index. The total market capitalization is based on the value of 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

(CHART)

     This chart below shows the historical volatility of general interest rates as measure by the long U.S. Treasury Bond.

                                    [GRAPH]


--------------------
Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1994. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

     Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement relates.

Name of Fund                                       Statement Date
------------                                       --------------
Prudential Allocation Fund                         September 29, 1994
  Strategy Portfolio
  Conservatively Managed Portfolio
Prudential Equity Fund, Inc.                       February 28, 1995
Prudential Equity Income Fund                      December 30, 1994
Prudential Europe Growth Fund, Inc.                June 30, 1995
Prudential Global Fund, Inc.                       January 3, 1995
Prudential Growth Opportunity Fund, Inc.           February 1, 1995
Prudential Multi-Sector Fund, Inc.                 June 30, 1995
Prudential Pacific Growth Fund, Inc.               January 3, 1995
Prudential Utility Fund, Inc.                      March 1, 1995

MF 950C-11

                             Prudential Mutual Funds
                       Supplement dated September 29, 1995

     The following information supplements the Statement of Additional Information of each of the Funds listed below.

MANAGER

     Prudential Mutual Fund Management, Inc. (PMF or the Manager) serves as the manager of all of the investment companies that comprise the Prudential Mutual Funds. As of August 31, 1995, assets of the Prudential Mutual Funds were approximately $50 billion. The Prudential Investment Corporation (PIC) serves as the investment adviser for each of the Funds listed below. The unit of PIC which provides investment advisory services to the Funds is known as Prudential Mutual Fund Investment Management.

     Based on data for the year ended December 31, 1994 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.

     PMF is a subsidiary of The Prudential Insurance Company of America (Prudential), one of the largest diversified financial services institutions in the world. For the year ended December 31, 1994, Prudential through its subsidiaries provided financial services to more than 50 million people worldwide--more than one of every five people in the United States. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

                                                                          (over)

     Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement relates.


          Name of Fund                                    Statement Date
          ------------                                    --------------
Prudential Allocation Fund                                September 29, 1995
  Strategy Portfolio
  Balanced Portfolio
Prudential California Municipal Fund
  California Income Series                                December 30, 1994
  California Series                                       December 30, 1994
Prudential Diversified Bond Fund, Inc.                    January 3, 1995
Prudential Equity Fund, Inc.                              February 28, 1995
Prudential Equity Income Fund                             December 30, 1994
Prudential Europe Growth Fund, Inc.                       June 30, 1995
Prudential Global Fund, Inc.                              January 3, 1995
Prudential Global Genesis Fund, Inc.                      July 31, 1995
Prudential Global Natural Resources Fund, Inc.            July 31, 1995
Prudential Government Income Fund, Inc.                   May 1, 1995
Prudential Government Securities Trust
  Short-Intermediate Term Series                          August 1, 1995
Prudential Growth Opportunity Fund, Inc.                  February 1, 1995
Prudential High Yield Fund, Inc.                          February 28, 1995
Prudential Intermediate Global Income Fund, Inc.          March 2, 1995
Prudential Mortgage Income Fund, Inc.                     August 25, 1995
Prudential Multi-Sector Fund, Inc.                        June 30, 1995
Prudential Municipal Bond Fund                            June 30, 1995
  Insured Series
  High Yield Series
  Intermediate Series
Prudential Municipal Series Fund
  Arizona Series                                          December 30, 1994
  Florida Series                                          December 30, 1994
  Georgia Series                                          December 30, 1994
  Hawaii Income Series                                    March 30, 1995
  Maryland Series                                         December 30, 1994
  Massachusetts Series                                    December 30, 1994
  Michigan Series                                         December 30, 1994
  Minnesota Series                                        December 30, 1994
  New Jersey Series                                       December 30, 1994
  New York Series                                         December 30, 1994
  North Carolina Series                                   December 30, 1994
  Ohio Series                                             December 30, 1994
  Pennsylvania Series                                     December 30, 1994
Prudential National Municipals Fund, Inc.                 February 28, 1995
Prudential Pacific Growth Fund, Inc.                      January 3, 1995
Prudential Short Term Global Income Fund, Inc.
  Global Assets Portfolio                                 January 3, 1995
  Short-Term Global Income Portfolio                      January 3, 1995
Prudential Structured Maturity Fund, Inc.                 March 1, 1995
  Income Portfolio
Prudential U. S. Government Fund                          January 3, 1995
Prudential Utility Fund, Inc.                             March 1, 1995

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

     (a) Financial Statements:

         (1) Financial statements included in the Prospectus constituting Part A of this Registration Statement:

     Financial Highlights.

         (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:

             Portfolio of Investments at April 30, 1995.

             Statement of Assets and Liabilities at April 30, 1995.

             Statement of Operations for the year ended April 30, 1995.

             Statement of Changes in Net Assets for the years ended April 30, 1995 and April 30, 1994

             Notes to Financial Statements.

             Financial Highlights.

             Independent Auditors' Report.

(b) Exhibits:

         1. Articles of Restatement. Incorporated by reference to Exhibit No. 1 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1995 (File No. 33-33477).

         2. By-Laws of the Registrant. Incorporated by reference to Exhibit No. 2 to the Registration Statement on Form N-1A filed on February 23, 1990 (File No. 33-33477).

         4. (a) Specimen certificate for Class A shares of common stock, $.001 par value, of the Registrant. Incorporated by reference to Exhibit No. 4(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on November 30, 1990 (File No. 33-33477).

            (b) Specimen certificate for Class B shares of common stock, $.001 par value, of the Registrant. Incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on November 30, 1990 (File
            No. 33-33477).

           (c) Instruments defining rights of shareholders. Incorporated by reference to Exhibits 1 and 2.

         5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on November 30, 1990 (File No. 33-33477).

            (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on November 30, 1990 (File No. 33-33477).

         6. (a) Distribution Agreement for Class A shares. Incorporated by reference to Exhibit No. 6(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1995 (File No. 33-33477).

            (b) Distribution Agreement for Class B shares. Incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1995 (File No. 33-33477).

            (c) Distribution Agreement for Class C shares. Incorporated by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1995 (File No. 33-33477).

            (d) Form of Distribution Agreement for Class Z shares.*

         8. Custodian Contract between the Registrant and State Street Bank and Trust Company. Incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on November 30, 1990 (File No. 33-33477).

------------
*Filed herewith.

         9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on November 30, 1990 (File No. 33-33477)

        10. (a) Opinion of Counsel. Incorporated by reference to Exhibit No. 10 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 21, 1990 (File No. 33-33477). (b) Opinion of Counsel. Incorporated by reference to Exhibit No. 10(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on June 30, 1993 (File No. 33-33477).

        11. Consent of Independent Accountants.*

        13. Purchase Agreement. Incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed on May 21, 1990 (File No. 33-33477).

        15. (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1995 (File No. 33-33477).

            (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1995 (File No. 33-33477).

            (c) Distribution and Service Plan for Class C shares. Incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1995 (File No. 33-33477).

        16. (a) Schedule of Computation of Performance Quotations (Class A Shares). Incorporated by reference to Exhibit No. 16(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on November 30, 1990 (File No. 33-33477).

            (b) Schedule of Computation of Performance Quotations (Class B Shares). Incorporated by reference to Exhibit No. 16(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on November 30, 1990 (File No. 33-33477).

        18. Rule 18f-3 Plan.*

        27. Financial Data Schedules.*

Other Exhibits
  Powers of Attorney for

    Edward D. Beach
    Donald D. Lennox
    Douglas H. McCorkindale
    Thomas T. Mooney
    Louis A. Weil, III

Executed copies filed under Other Exhibits to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-33477) filed on
May 21, 1990.

------------
*Filed herewith.

Item 25. Persons Controlled by or under Common Control with Registrant.
         None.

Item 26. Number of Holders of Securities.


     As of October 13, 1995 there were 35,281, 29,292 and 466 record holders of Class A, Class B and Class C shares, respectively, of common stock, $.001 par value per share, of the Registrant.

Item 27. Indemnification.

     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws
(Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits 6(a), 6(b), 6(c), 6(d) and 6(e) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 28. Business and other Connections of Investment Adviser.

     (i) Prudential Mutual Fund Management, Inc. (PMF)

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed on March 30, 1995).

     The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.


Name and Address           Position with PMF                                  Principal Occupations
----------------           -----------------                                  ---------------------

Brendan D. Boyle           Executive Vice President,       Executive Vice President, Director of Marketing and Director,
                           Director of Marketing and         PMF; Senior Vice President, Prudential Securities
                           Director                          Incorporated (Prudential  Securities); Chairman and Director
                                                             of Prudential Mutual Fund Distributors, Inc. (PMFD)

Stephen P. Fisher          Senior Vice President           Senior Vice President, PMF; Senior Vice President, Prudential
                                                             Securities; Vice President, PMFD

                                      C-3


Name and Address           Position with PMF                                  Principal Occupations
----------------           -----------------                                  ---------------------


Frank W. Giordano          Executive Vice                  Executive Vice President, General Counsel, Secretary and
                           President, General                Director, PMF and PMFD; Senior Vice President, Prudential
                           Counsel, Secretary and            Securities; Director, Prudential Mutual Fund Services, Inc.
                           Director                          (PMFS)

Robert F. Gunia            Executive Vice                  Executive Vice President, Chief Financial and Administrative,
                           President, Chief Financial and    Officer, Treasurer and Director, PMF; Senior Vice President
                           Administrative Officer,           Prudential Securities; Executive Vice President, Chief
                           Treasurer and Director            Financial Officer, Treasurer and Director, PMFD; Director,
                                                             PMFS

Theresa A. Hamacher        Director                        Director, PMF; Vice President, The Prudential Insurance
                                                             Company of America (Prudential); Vice President, The
                                                             Prudential Investment Corporation (PIC)

Timothy J. O'Brien         Director                        President, Chief Executive Officer, Chief Operating Officer and
                                                             Director, PMFD; Chief Executive Officer and Director, PMFS;
                                                             Director, PMF

Richard A. Redeker         President, Chief                President, Chief Executive Officer and Director, PMF; Executive,
                           Executive Officer and             Vice President, Director and Member of Operating
                           Director                          Committee, Prudential Securities; Director, Prudential
                                                             Securities Group, Inc. (PSG); Executive Vice President PIC;
                                                             Director, PMFD; Director, PMFS

S. Jane Rose               Senior Vice President,          Senior Vice President, Senior Counsel and Assistant Secretary,
                           Senior Counsel and                PMF; Senior Vice President and Senior Counsel, Prudential
                           Assistant Secretary               Securities



     (ii) The Prudential Investment Corporation (PIC)

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


Name and Address           Position with PIC                                  Principal Occupations
----------------           -----------------                                  ---------------------


William M. Bethke          Senior Vice President           Senior Vice President, Prudential; Senior Vice President, PIC
Two Gateway Center
Newark, NJ 07102

John D. Brookmeyer, Jr.    Senior Vice President and       Senior Vice President, Prudential; Senior Vice President and
51 JFK Parkway             Director                          Director, PIC
Short Hills, NJ 07078

Barry M. Gillman           Director                        Director, PIC

Theresa A. Hamacher        Vice President                  Vice President, Prudential; Vice President, PIC; Director, PMF



Name and Address           Position with PIC                                  Principal Occupations
----------------           -----------------                                  ---------------------


Harry E. Knapp                President, Chairman of the   President, Chairman of the Board, Chief Executive Officer and
                              Board, Chief Executive         Director, PIC; Vice President, Prudential
                              Officer, and Director


William P. Link               Senior Vice President        Executive Vice President, Prudential; Senior Vice President,
Four Gateway Center                                           PIC
Newark, NJ 07102

Richard A. Redeker            Executive Vice President     President, Chief Executive Officer and Director, PMF; Executive
One Seaport Plaza                                            Vice President, Director and Member of Operating
New York, NY 10292                                           Committee, Prudential Securities; Director, PSG; Executive
                                                             Vice President, PIC; Director, PMFD; Director, PMFS

Eric A. Simonson              Vice President and Director  Vice President and Director, PIC; Executive Vice President,
                                                             Prudential

Claude J. Zinngrabe, Jr.      Executive Vice President     Executive Vice President, PIC; Vice President, Prudential


Item 29. Principal Underwriters.

     (a)(i) Prudential Securities

     Prudential Securities is distributor for Prudential Government Securities Trust (Short-Intermediate Term Series), Prudential Jennison Fund, Inc. and The Target Portfolio Trust, for Class B shares of Prudential Adjustable Rate Securities Fund, Inc. and for Class B and Class C shares of The BlackRock Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential National Municipals Fund, Inc., Limited Maturity Prudential Pacific Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc. Prudential Securities is also a depositor for the following unit investment trusts:

                   The Corporate Investment Trust Fund
                   Prudential Equity Trust Shares
                   National Equity Trust
                   Prudential Unit Trusts
                   Government Securities Equity Trust
                   National Municipal Trust

     (ii) Prudential Mutual Fund Distributors, Inc.

     Prudential Mutual Fund Distributors, Inc. is distributor for Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential California Municipal Fund (California Money Market Series), Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series), Prudential Institutional Liquidity Portfolio, Inc., Prudential-
Bache MoneyMart Assets Inc. (d/b/a Prudential MoneyMart Assets), Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential-Bache Special Money Market Fund, Inc. (d/b/a Prudential Special Money Market Fund), Prudential-Bache Tax-Free Money Fund, Inc. (d/b/a Prudential Tax-Free Money Fund) and for Class A shares of The BlackRock Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Adjustable Rate

Securities Fund, Inc., Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (Arizona Series, Florida Series, Georgia Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, North Carolina Series, Ohio Series and Pennsylvania Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc.

     (b)(i) Information concerning directors and officers of Prudential Securities Incorporated is set forth below.



                                 Positions and                                                           Positions and
                                 Offices with                                                            Offices with
Name(1)                          Underwriter                                                             Registrant
-------                          -------------                                                           -------------

Robert Golden.................   Executive Vice President and Director                                   None
One New York Plaza
New York, NY

Alan D. Hogan.................   Executive Vice President, Chief Administrative Officer
                                  and Director                                                           None

George A. Murray..............   Executive Vice President and Director                                   None

Leland B. Paton...............   Executive Vice President and Director                                   None
One New York Plaza
New York, NY

Vincent T. Pica, II...........   Executive Vice President and Director                                   None
One New York Plaza
New York, NY

Richard A. Redeker............   Director                                                                President
                                                                                                         and Director

Gregory W. Scott..............   Executive Vice President, Chief Financial Officer and Director          None

Hardwick Simmons..............   Chief Executive Officer, President and Director                         None

Lee B. Spencer, Jr............   Executive Vice President, General Counsel, Secretary and Director       None

     (b)(ii) Information concerning the officers and directors of Prudential
Mutual Fund Distributors, Inc. is set forth below.

Joanne Accurso-Soto...........   Vice President                                                          None

Dennis N. Annarumma...........   Vice President, Assistant Treasurer and Assistant Comptroller           None

Phyllis J. Berman.............   Vice President                                                          None

Brendan D. Boyle..............   Chairman and Director                                                   None

Stephen P. Fisher.............   Vice President                                                          None

Frank W. Giordano.............   Executive Vice President, General Counsel, Secretary and Director       None

Robert F. Gunia...............   Executive Vice President, Chief Financial Officer,
                                 Treasurer and Director                                                  Vice President

Timothy J. O'Brien............   President, Chief Executive Officer, Chief Operating
                                 Officer and Director                                                    None



                                 Positions and                                                           Positions and
                                 Offices with                                                            Offices with
Name(1)                          Underwriter                                                             Registrant
-------                          -------------                                                           -------------
Richard A. Redeker............   Director                                                                President
                                                                                                         and Director

Andrew J. Varley..............   Vice President                                                          None

Anita L. Whelan...............   Vice President and Assistant Secretary                                  None

------------

(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.


     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 30. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey, the Registrant, One Seaport Plaza, New York, New York, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Three Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.

Item 31. Management Services

     Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 32. Undertakings

     The Registrant undertakes to furnish to each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York, on the 26 day of October, 1995.


                                    PRUDENTIAL MULTI-SECTOR FUND, INC.


                                    By: /s/     RICHARD A. REDEKER
                                    --------------------------------------------
                                         (Richard A. Redeker, President)

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                 Signature                              Title                                                        Date
                 ---------                              -----                                                        ----

     /s/  SUSAN C. COTE                      Treasurer and Principal Financial and Accounting Officer           October 26, 1995
---------------------------------------
            Susan C. Cote

     /s/  EDWARD D. BEACH                    Director                                                           October 26, 1995
---------------------------------------
          Edward D. Beach


     /s/  DONALD D. LENNOX                   Director                                                           October 26, 1995
---------------------------------------
          Donald D. Lennox

     /s/  DOUGLAS H. MCCORKINDALE            Director                                                           October 26, 1995
---------------------------------------
         Douglas H. McCorkindale

     /s/  THOMAS T. MOONEY                   Director                                                           October 26, 1995
---------------------------------------
            Thomas T. Mooney

     /s/  RICHARD A. REDEKER                 President and Director                                             October 26, 1995
---------------------------------------
           Richard A. Redeker

     /s/  LOUIS A. WEIL, III                 Director                                                           October 26, 1995
----------------------------------------
            Louis A. Weil, III




                                  EXHIBIT INDEX

  Exhibits                         Description                                         Page No.
  --------                         -----------                                         --------


     1.   Articles of Restatement. Incorporated by reference to Exhibit No. 1 to
          Post-Effective Amendment No. 8 to the Registration Statement on Form
          N-1A filed via EDGAR on June 29, 1995 (File No. 33-33477).


     2.   By-Laws of the Registrant. Incorporated by reference to Exhibit No. 2 to the Registration Statement on Form N-1A filed on February 23, 1990
          (File No. 33-33477).

     4. (a) Specimen certificate for Class A shares of common stock, $.001 par value, of the Registrant. Incorporated by reference to Exhibit No.
          4(a) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed on November 30, 1990 (File No. 33-33477).

          (b) Specimen certificate for Class B shares of common stock, $.001 par value, of the Registrant. Incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 1 to the Registration
          Statement on Form N-1A filed on November 30, 1990 (File No. 33-33477).

          (c) Instruments defining rights of shareholders. Incorporated by reference to Exhibits 1 and 2.

     5.   (a) Management Agreement between the Registrant and Prudential Mutual
          Fund Management, Inc. Incorporated by reference to Exhibit No. 5(a) to
          Post-Effective Amendment No. 1 to the Registration Statement on Form
          N-1A filed on November 30, 1990 (File No. 33-33477).

          (b) Subadvisory Agreement between Prudential Mutual Fund
          Management, Inc. and The Prudential Investment Corporation.
          Incorporated by reference to Exhibit No. 5(b) to Post-Effective
          Amendment No. 1 to the Registration Statement on Form N-1A filed on
          November 30, 1990 (File No. 33-33477).


     6. (a) Distribution Agreement for Class A shares. Incorporated by reference to Exhibit No. 6(a) to Post-Effective Amendment No. 8 to the
          Registration Statement on Form N-1A filed via EDGAR on June 29, 1995
          (File No. 33-33477).

          (b) Distribution Agreement for Class B shares. Incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 8 to the
          Registration Statement on Form N-1A filed via EDGAR on June 29, 1995
          (File No. 33-33477).

          (c) Distribution Agreement for Class C shares. Incorporated by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 8 to the
          Registration Statement on Form N-1A filed via EDGAR on June 29, 1995
          (File No. 33-33477).

          (d) Form of Distribution Agreement for Class Z shares.*


     8.   Custodian Contract between the Registrant and State Street Bank and
          Trust Company. Incorporated by reference to Exhibit No. 8 to
          Post-Effective Amendment No. 1 to the Registration Statement on Form
          N-1A filed on November 30, 1990 (File No. 33-33477).

     9.   Transfer Agency and Service Agreement between the Registrant and
          Prudential Mutual Fund Services, Inc. Incorporated by reference to
          Exhibit No. 9 to Post-Effective Amendment No. 1 to the Registration
          Statement on Form N-1A filed on November 30, 1990 (File No. 33-33477).

     10.  (a) Opinion of Counsel. Incorporated by reference to Exhibit No. 10 to
          Pre-Effective Amendment No. 2 to the Registration Statement on Form
          N-1A filed on May 21, 1990 (File No. 33-33477).

          (b) Opinion of Counsel. Incorporated by reference to Exhibit No.
          10(b) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A filed on June 30, 1993 (File No. 33-33477).

     11.  Consent of Independent Accountants.*

     13.  Purchase Agreement. Incorporated by reference to Exhibit No. 13 to
          Pre-Effective Amendment No. 2 to the Registration Statement on Form
          N-1A filed on May 21, 1990 (File No. 33-33477).

------------


* Filed herewith.


  Exhibits                         Description                                         Page No.
  --------                         -----------                                         --------


      15. (a) Distribution and Service Plan for Class A shares. Incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1995 (File No. 33-33477).

          (b) Distribution and Service Plan for Class B shares. Incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 1995 (File No. 33-33477).

          (c) Distribution and Service Plan for Class C shares.
          Incorporated by reference to Exhibit 15(c) to Post-Effective Amendment
          No. 8 to the Registration Statement on Form N-1A filed via EDGAR on
          June 29, 1995 (File No. 33-33477).


     16.  (a) Schedule of Computation of Performance Quotations (Class A
          Shares). Incorporated by reference to Exhibit No. 16(a) to
          Post-Effective Amendment No. 1 to the Registration Statement on Form
          N-1A filed on November 30, 1990 (File No. 33-33477).

          (b) Schedule of Computation of Performance Quotations (Class B
          Shares). Incorporated by reference to Exhibit No. 16(b) to
          Post-Effective Amendment No. 1 to the Registration Statement on Form
          N-1A filed on November 30, 1990 (File No. 33-33477).

     18.  Rule 18f-3 Plan.*

     27.  Financial Data Schedules.*


Other Exhibits
 Powers of Attorney for

  Edward D. Beach
  Donald D. Lennox
  Douglas H. McCorkindale
  Thomas T. Mooney
  Louis A. Weil, III

Executed copies filed under Other Exhibits to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 33-33477) filed on
May 21, 1990.

-------------


* Filed herewith.